UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23310

CC Real Estate Income Fund-C
(Exact name of registrant as specified in charter)

590 Madison Avenue, 34th Floor
New York, NY	10022
(Address of principal executive offices)	(Zip code)

Kevin P. Traenkle
Chief Executive Officer and President
CC Real Estate Income Fund-C
590 Madison Avenue, 34th Floor
New York, NY 10022
(Name and address of agent for service)

Copy to:
Frank V. Saracino
Chief Financial Officer and Treasurer
CC Real Estate Income Fund-C
590 Madison Avenue, 34th Floor
New York, NY 10022

Registrant’s telephone number, including area code: (212) 547-2600

Date of fiscal year end: December 31, 2019

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

The annual report (the “Annual Report”) of CC Real Estate Income Fund-C, formerly NorthStar Real Estate Capital Income Fund-C (the “Fund”) for the year ended December 31, 2019, transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

CC | Real Estate INCOME FUND

2019 ANNUAL REPORT

CC Real Estate Income Fund-C

For the twelve months ended December 31, 2019

To Our Shareholders,

On behalf of your board of trustees and management team, we present this shareholder letter in connection with the annual shareholder reports for CC Real Estate Income Fund ("CC RE Income"), CC Real Estate Income Fund-T ("CC RE Income-T"), CC Real Estate Income Fund - ADV ("CC RE Income-ADV") and CC Real Estate Income Fund-C ("CC RE Income-C", collectively referred to as the "Funds"). Each report includes a listing of each Fund's investments, and the audited financial statements for each Fund for the twelve months ended December 31, 2019.

The Funds invest substantially all of their assets in CC Real Estate Income Master Fund (the "Master Fund"), an investment company registered under the Investment Company Act of 1940 (the "1940 Act"), with identical investment objectives as the Funds. The Master Fund is externally managed by CNI RECF Advisors, LLC, (the "Advisor"), an affiliate of Colony Capital, Inc. (NYSE:CLNY) ("Colony Capital" or the "Sponsor"), and its investment objectives are to generate attractive and consistent income and to preserve and protect shareholder's capital, with a secondary objective of capital appreciation. Colony Capital manages capital on behalf of its stockholders, as well as institutional and retail investors in private funds, traded and non-traded real estate investment trusts and registered investment companies, including the Funds.

The Funds invested the net proceeds from their public offerings through the Master Fund in a portfolio of real estate and real estate-related investments, including but not limited to (i) commercial real estate ("CRE") securities, such as commercial mortgage-backed securities ("CMBS"), equity and unsecured debt of publicly-traded real estate investment trusts ("REITs"), collateralized debt obligation notes and other real estate-related securities, (ii) CRE debt, including first mortgage loans, subordinate mortgage and mezzanine loans, participations in such loans and preferred equity interests, and (iii) CRE equity investments, including direct and indirect ownership of real estate and real estate-related funds.

Since inception, the Sponsor has invested over $22.5 million into the Funds, contributing significant capital to fund investment activity while creating a strong alignment of interests between the Advisor and other Fund shareholders.

The Board of Trustees and the Advisor believe that these decisions represent the best course of action for our shareholders at this time.

The Master Fund's Portfolio

As of December 31, 2019, the Master Fund's $6.2 million investment portfolio consists of four CMBS investments totaling $2.7 million, a term loan of $1.2 million and a direct affiliated investment of $2.3 million. Additionally, the Master Fund held $23.4 million in the Goldman Sachs Financial Square Money Market Fund (the "MMF") which includes proceeds of investments sold pursuant to the Plan. The MMF earned approximately $186,000 in interest (or approximately 2% interest per annum) through December 31, 2019.

The Master Fund's CMBS investments include exposure to approximately 340 underlying CRE properties in a variety of real estate industry sectors including office, retail, industrial, lodging, self- storage, multifamily, and mixed-use. The Master Fund's investments in CMBS are comprised of the following two categories: (1) lower yielding CMBS that are generally more liquid and (2) higher yielding CMBS with more limited liquidity profiles. As of December 31, 2019, approximately 65% of the Master Funds' CMBS investments were investment grade-rated.

Status of Liquidation of Master Fund Portfolio

The Master Fund has liquidated approximately 79% of assets that were held at December 31, 2018, as follows:

- 16 CMBS securities – Total proceeds of $31.1 million
- Publicly-traded equity positions in Spirit MTA REIT, Zayo Group Holdings, Inc. and TriplePoint Ventures Growth BDC Corp. - Total proceeds of $2.5 million

The Advisor continues to pursue an orderly liquidation of the remaining investments in the Master Fund's portfolio that seeks to maximize net proceeds to Shareholders. The Advisor expects to complete the Funds' liquidation by June 30, 2020. However, certain of the Master Fund's investments are illiquid, which may prevent the Master Fund from disposing of such investments in a timely manner. If certain investments of the Master Fund take longer to dispose of than anticipated, the cash liquidating distribution to shareholders may be delayed. Therefore, there can be no assurance that the Funds will be liquidated by June 30, 2020.

We thank you for your support in Colony Capital and the Funds as the Advisor works through the liquidation process.

Sincerely,

Kevin P. Traenkle

Kevin P. Traenkle
Chairman of the Board, Chief Executive Officer & President
Executive Vice President & Chief Investment Officer of
Colony Capital, Inc.

Table of Contents
CC Real Estate Income Fund-C
Annual Report for the Year Ended December 31, 2019:

CC Real Estate Income Master Fund
Annual Report for the Year Ended December 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
CC Real Estate Income Fund-C
Opinion on the financial statements
We have audited the accompanying statement of assets and liabilities of CC Real Estate Income Fund-C (a Delaware statutory trust) (the “Fund”) as of December 31, 2019, the related statements of operations, changes in net assets, and financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The accompanying statement of changes in net assets and the financial highlights of the Fund for the period from January 30, 2018 (commencement of operations) through December 31, 2018, were audited by other auditors whose report thereon February 28, 2019 expressed an unqualified opinion on the statement of changes and financial highlights and included a paragraph that described the Plan of Liquidation discussed in Note 1 to the financial statements.

Basis for opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

Emphasis of Matter - Liquidation
As discussed in Note 1 to the financial statements, on February 21, 2019 the Board of Trustees approved a plan of dissolution, liquidation, and termination for the Fund.

/s/ GRANT THORNTON LLP

We have served as the auditor of the Fund since 2019.

New York, New York
February 28, 2020

CC Real Estate Income Fund-C
Statement of Assets and Liabilities

As of
December 31, 2019
Assets
Investment in CC Real Estate Income Master Fund (Cost $142,000)	$121,410
Cash	19,125
Total assets	140,535

Liabilities
Expense reimbursement due to Advisor	11,691
Professional fees payable	3,060
Total liabilities	14,751
Net assets	$125,784

Commitments and contingencies (Note 8)

Composition of net assets
Common shares, $0.001 par value per share, unlimited shares authorized, 16,502 shares issued and outstanding	$17
Paid-in capital in excess of par value	146,102
Accumulated earnings (deficit)	(20,335)
Net assets	$125,784

Net asset value per common share	$7.62

Refer to notes to accompanying financial statements.

CC Real Estate Income Fund-C
Statement of Operations

For the
Year Ended
December 31, 2019
Investment income
Distributions from CC Real Estate Income Master Fund	$7,713
Interest income	78
Total investment income	7,791

Operating expenses
Professional fees	7,940
Other Expenses	471
Total expenses	8,411
Less: Expense reimbursement from Advisor (Note 4)	(4,810)
Net investment income	4,190

Net Unrealized Depreciation on Investment
Net change in unrealized depreciation on investment	(15,774)
Total unrealized depreciation on investment	(15,774)
Net decrease in net assets resulting from operations	$(11,584)

Refer to notes to accompanying financial statements.

CC Real Estate Income Fund-C
Statements of Changes in Net Assets

		For the period from
	For the	January 30, 2018*
	Year Ended	through
	December 31, 2019	December 31, 2018
Operations:
Net investment income	$4,190	$7,365
Net change in unrealized depreciation on investment	(15,774)	(4,816)
Net (decrease) increase in net assets resulting from operations	(11,584)	2,549

Shareholder Distributions
Distributions to shareholders (excluding return of capital) (Note 6)	(3,841)	(7,459)
Return of capital (Note 6)	(3,881)	—
Net decrease in net assets from shareholder distributions	(7,722)	(7,459)

Capital Transactions
Issuance of common shares (Note 3)	—	150,000
Net increase in net assets resulting from capital transactions	—	150,000

Total (decrease) increase in net assets	(19,306)	145,090
Net assets at beginning of period	145,090	—
Net assets at end of period	$125,784	$145,090

* Commencement of operations

Refer to notes to accompanying financial statements.

CC REAL ESTATE INCOME FUND-C
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2019

1.	Business and Organization

CC Real Estate Income Fund-C, formerly known as NorthStar Real Estate Income Fund-C (the “RE Income Fund-C”), was organized as a Delaware statutory trust on September 20, 2017. The RE Income Fund-C’s primary investment objectives are to generate attractive and consistent income and preserve and protect shareholders’ capital, with a secondary objective of capital appreciation. The RE Income Fund-C intends to invest substantially all of its net assets in CC Real Estate Income Master Fund, formerly known as NorthStar Real Estate Capital Income Master Fund (the “Master Fund”). The Master Fund’s investment objectives and strategies are substantially the same as the RE Income Fund-C’s. The RE Income Fund-C’s audited financial statements should be read in conjunction with the attached audited financial statements for the Master Fund.

The RE Income Fund-C commenced operations on January 30, 2018, when its registration statement was declared effective by the U.S. Securities and Exchange Commission (the “SEC”).

As of December 31, 2019, approximately 85.9%, 9.5%, 0.4% and 0.4% of the Master Fund’s outstanding common shares of beneficial interest, par value $0.001 per share, or its common shares, were held by CC Real Estate Income Fund, CC Real Estate Income Fund-T, CC Real Estate Income Fund-ADV and RE Income Fund-C, respectively. The remaining 3.8% was held by Colony Capital FV Holdings, LLC (“Colony Capital FV”) an affiliate of Colony Capital (defined below).

The RE Income Fund-C and the Master Fund are externally managed by CNI RECF Advisors, LLC (the “Advisor”), a Delaware limited liability company, which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). The Advisor is an indirect subsidiary of Colony Capital, Inc. (“Colony Capital”) which trades on the NYSE under the ticker symbol “CLNY.” Colony Capital manages capital on behalf of its stockholders, as well as institutional and retail investors in private funds, non-traded and traded real estate investment trusts and registered investment companies.

Pursuant to a separate advisory agreement with each of the RE Income Fund-C (the “Trust Advisory Agreement”) and the Master Fund (the “Master Fund Advisory Agreement”), the Advisor oversees the management of the RE Income Fund-C’s and the Master Fund’s activities, respectively, including investment strategies, investment goals, asset allocation, asset management, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the RE Income Fund-C’s and the Master Fund’s portfolios, subject to the oversight of the RE Income Fund-C’s Board of Trustees (the “Board”) and the Master Fund’s board of trustees. The Advisor also provides certain other administrative services, including marketing, investor relations and certain accounting services and maintenance of certain books and records on behalf of the RE Income Fund-C and the Master Fund, furnishes office facilities and equipment and provides clerical services to the RE Income Fund-C and the Master Fund, performs the calculation and publication of the RE Income Fund-C’s and the Master Fund’s net asset value (“NAV”), oversees the preparation and filing of the RE Income Fund-C’s and the Master Fund’s tax returns, the payment of the RE Income Fund-C’s and the Master Fund’s expenses and the performance oversight of various third party service providers.

On February 21, 2019, the Board of Trustees of the Master Fund, at the recommendation of the Advisor, approved a Plan of Dissolution, Liquidation and Termination (the “Plan”) that provided for the dissolution, complete liquidation and termination of the Master Fund and the assets therein and the distribution of the net proceeds of such liquidation to the Master Fund and its shareholders, on a pro rata basis. Following the approval of the Plan, the Feeder Funds were closed to new investors, the offering was suspended and the Advisor began the process of liquidating the Master Fund’s portfolio. Distributions were declared through March 31, 2019. In addition, in preparation for a liquidation of the Funds, the Board approved the termination of the Distribution Reinvestment Plan, effective as of the date of approval of the Plan.

From time to time, the Board may authorize and declare special cash distributions. On November 15, 2019, the Board declared a special cash distribution of $0.32 per common share, payable to shareholders of record on November 20, 2019. The purpose of the distribution was to satisfy tax and regulatory requirements.

The RE Income Fund-C is registered under the 1940 Act, as a non-diversified, closed-end management investment company that elected to be treated, and intends to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Refer to Note 2, “Summary of Significant Accounting Policies - Income Taxes” for further details.

CC REAL ESTATE INCOME FUND-C
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying audited financial statements of the RE Income Fund-C have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). The RE Income Fund-C is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services - Investment Companies.

Investment in the Master Fund

The RE Income Fund-C’s investment in the Master Fund is recorded at fair value and is based upon the RE Income Fund-C’s percentage ownership of the common shares of the Master Fund. The performance of the RE Income Fund-C is directly affected by the performance of the Master Fund. As of December 31, 2019, the RE Income Fund-C held a 0.4% ownership interest, or $121,410 in the Master Fund.

Use of Estimates

The preparation of the RE Income Fund-C’s audited financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that could affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates and those differences may be material.

Cash

As of December 31, 2019, cash represents cash held in custody at MUFG Union Bank, N.A. in a bank deposit account that, at times, may exceed federally insured limits.

Valuation of Portfolio Investments

The RE Income Fund-C intends to invest substantially all of its net assets in the Master Fund. As such, the RE Income Fund-C determines the NAV of its common shares of beneficial interest daily based on the value of its interest in the Master Fund (provided by the Master Fund). The RE Income Fund-C calculates NAV per common share by subtracting total liabilities (including accrued expenses or distributions) from the total assets of the RE Income Fund-C (the value of its interest in the Master Fund, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares of the RE Income Fund-C. See Note 2, “Summary of Significant Accounting Policies” to the financial statements of the Master Fund for information on the Master Fund’s policies regarding the valuation of its portfolio investments.

Revenue Recognition

Realized gains and losses from Master Fund transactions will be calculated on the specific identification basis. Master Fund transactions are recorded on the effective date of the subscription in or the redemption from the Master Fund. Distributions received from the Master Fund are recorded as investment income on ex-dividend date.

Organization and Offering Costs

Organization costs include, among other things, the cost of formation, including the cost of legal services and other fees pertaining to the RE Income Fund-C’s organization. Offering costs include, among other things, legal, accounting, printing and other costs pertaining to the preparation of the RE Income Fund-C’s registration statement on Form N-2 related to the public offering of its common shares. The offering costs incurred directly by the RE Income Fund-C are accounted for as a deferred charge and are amortized over 12 months on a straight-line basis. Organization costs incurred directly by the RE Income Fund-C are expensed as incurred.

The Advisor and its affiliates are entitled to receive reimbursement for costs each has paid on behalf of the RE Income Fund-C in connection with the offering. The RE Income Fund-C will be obligated to reimburse the Advisor and its affiliates, as applicable, for organization and offering costs (“O&O Costs”) to a limit of 1.0% of the aggregate proceeds from the offering, after the payment of selling commissions and dealer manager fees. The RE Income Fund-C records O&O Costs each period based upon an allocation determined by the expectation of total O&O Costs to be reimbursed. For allocated O&O, organization costs are recorded as an

CC REAL ESTATE INCOME FUND-C
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

expense in the statement of operations. Offering costs are recorded as a deferred charge and are thereafter amortized to expense over 12 months on a straight-line basis. In addition, the RE Income Fund-C indirectly bears its pro rata portion of O&O Costs incurred by the Master Fund based on its ownership of the Master Fund shares. On February 21, 2019, following the approval of the Plan by the Board of Trustees, the RE Income Fund-C’s offering was suspended.

As of December 31, 2019, the Advisor and its affiliates incurred approximately $0.5 million of O&O Costs on behalf of the RE Income Fund-C. Since inception of the RE Income Fund-C, all O&O Costs have been incurred by the Advisor. For the year ended December 31, 2019, and the period from January 30, 2018 (commencement of operations) through December 31, 2018, there were no O&O costs allocated to RE Income Fund-C.

Income Taxes

The RE Income Fund-C has elected to be treated for federal income tax purposes and intends to qualify as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, the RE Income Fund-C must, among other things, meet certain source-of-income and asset diversification requirements and distribute to their respective shareholders, for each taxable year, at least 90% of its “investment company taxable income” and its net tax-exempt interest income. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. As a RIC, the RE Income Fund-C will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The RE Income Fund-C intends to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income, if any, and net capital gains, if any, on an annual basis in order to maintain their RIC status each year and to avoid any federal income taxes on income. The RE Income Fund-C will also be subject to nondeductible federal excise taxes if it does not distribute at least 98.0% of net ordinary income, if any and 98.2% of any capital gain net income, if any.

Uncertainty in Income Taxes

The RE Income Fund-C evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The RE Income Fund-C recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. For the year ended December 31, 2019, the RE Income Fund-C did not incur any interest or penalties.

Distributions

Distributions to the RE Income Fund-C’s shareholders are recorded as of the record date.

On February 21, 2019, following approval of the Plan by the Board of Trustees, the Board determined that the RE Income Fund-C will no longer declare distributions effective April 1, 2019.

On November 15, 2019, the Board declared a special cash distribution of $0.32 per common share, payable to shareholders of record on November 20, 2019. The purpose of the distribution was to satisfy tax and regulatory requirements.

Distribution Reinvestment Plan

The RE Income Fund-C has adopted an “opt in” distribution reinvestment plan (“DRP”) pursuant to which shareholders may elect to have the full amount of their cash distributions reinvested in additional shares. Participants in the DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP. If a shareholder does not elect to participate in the DRP, the shareholder will automatically receive any distributions the RE Income Fund-C declares in cash. The RE Income Fund-C expects to issue shares pursuant to the DRP at the monthly distribution payment date at a price equal to the NAV per share that is used to determine the offering price of the shares on the date of such monthly distribution payment date. Shares issued pursuant to the DRP will have the same voting rights as shares offered pursuant to the prospectus.

On February 21, 2019, following the approval of the Plan by the Board of Trustees, the DRP was terminated, effective as of the aforementioned date.

CC REAL ESTATE INCOME FUND-C
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

3.	Share Transactions

Securities Offered

Pursuant to the Declaration of Trust, the RE Income Fund-C has unlimited shares authorized. On February 21, 2019, following the approval of the Plan by the Board of Trustees, the offering was suspended and closed to new investors. Prior to the closing of the offering, the RE Income Fund-C offered on a continuing basis up to 20,000,000 shares pursuant to the registration statement at the offering price, which equaled the RE Income Fund-C’s then current NAV per share.

Below is a summary of the RE Income Fund-C’s share transactions during the year ended December 31, 2019 and the period from January 30, 2018 (commencement of operations) through December 31, 2018:

	Year Ended December 31, 2019		For the period from January 30, 2018* through December 31, 2018

	Shares	Amount	Shares	Amount
Gross proceeds from issuance of common shares	—	$—	16,502	$150,000
Total gross proceeds from issuance of common shares	—		16,502	150,000
Commissions and Dealer Manager Fees	—	—	—	—
Total Net Proceeds from Share Transactions	—	$—	16,502	$150,000

*	Commencement of operations.

As of December 31, 2019, and the period from January 30, 2018 (commencement of operations) through December 31, 2018, there were 16,502 common shares issued and outstanding.

Capital Contribution by Colony Capital FV

Prior to commencement of operations, Colony Capital FV contributed $150,000 to purchase 16,502 common shares of the RE Income Fund-C at a price of $9.09 per share.

Share Repurchase Program

To provide shareholders with limited liquidity, the RE Income Fund-C intends to conduct quarterly repurchases of shares. Each repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Master Fund with respect to the Master Fund shares. The first offer to repurchase shares from shareholders is expected to occur in the first full calendar quarter after shares are first sold to the public. In months in which the RE Income Fund-C repurchases shares, the RE Income Fund-C will conduct repurchases no later than the 15th day of the month or the next business day if the 15th day is not a business day. Any offer to repurchase shares will be conducted solely through written tender offer materials mailed to each shareholder (and not through this prospectus) in accordance with the requirements under Rule 13e-4 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The RE Income Fund-C’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the independent trustees, such repurchases would not be in the best interests of shareholders or would violate applicable law. The Board also will consider the following factors, among others, in making its determination regarding whether to cause the RE Income Fund-C’s to offer to repurchase shares and under what terms:

•	the effect of such repurchases on the RE Income Fund-C’s and/or the Master Fund’s qualification as a RIC (including the consequences of any necessary asset sales);
•	the liquidity of the RE Income Fund-C’s assets (including fees and costs associated with disposing of assets);
•	the Master Fund’s investment plans;
•	the RE Income Fund-C’s and the Master Fund’s working capital requirements;
•	the RE Income Fund-C’s history in repurchasing shares or portions thereof;
•	the condition of the securities markets.

The RE Income Fund-C currently intends to limit the number of shares to be repurchased on each date of repurchase to the number of shares the RE Income Fund-C can repurchase with, in the Board’s sole discretion, (i) the aggregate proceeds it has received from the issuance of shares pursuant to its DRP for the previous calendar quarter, and/or (ii) the aggregate proceeds it has received from the sale

CC REAL ESTATE INCOME FUND-C
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

of shares other than such shares issued pursuant to the DRP for the previous calendar month, immediately prior to the date upon which the notification to repurchase shares was provided to shareholders. The Board may, in its sole discretion, determine to limit the number of shares to be repurchased to an amount that is greater than or less than the amounts described above. The RE Income Fund-C will further limit the number of shares to be repurchased in any calendar quarter to 5.0% of the weighted average number of shares outstanding in the previous full calendar quarter prior to the date upon which the notification to repurchase shares was provided to shareholders. In addition, beginning with the RE Income Fund-C’s second full calendar year of operations, the RE Income Fund-C will limit the number of shares to be repurchased in any calendar year to 20.0% of the weighted average number of shares outstanding in the prior calendar year. The RE Income Fund-C will offer to repurchase such shares at a price equal to the NAV per share in effect on each date of repurchase.

The RE Income Fund-C’s assets consist primarily of its interest in the Master Fund shares. Therefore, in order to finance the repurchase of its common shares pursuant to the repurchase offers, the RE Income Fund-C may find it necessary to liquidate all or a portion of its interest in the Master Fund shares. As a result, the RE Income Fund-C will not conduct a repurchase offer for common shares unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund shares. The members of the RE Income Fund-C’s Board also serve on the Master Fund’s board of trustees, and the Master Fund’s board of trustees expects that the Master Fund will conduct repurchase offers for shares as necessary to permit the RE Income Fund-C to meet its intentions under its share repurchase program. However, there can be no assurance that the Master Fund’s board of trustees will, in fact, decide to undertake any repurchase offers.

Since commencing its continuous public offering on January 30, 2018 (commencement of operations) through June 30, 2019, there were no repurchases of the RE Income Fund-C’s shares.

Due to the adoption of the Plan, the RE Income Fund-C will no longer be conducting quarterly repurchases of shares.

Status of Continuous Public Offering

Since commencing its continuous public offering on January 30, 2018 (commencement of operations) through December 31, 2019, the RE Income Fund-C has not sold any shares to the public.

On February 21, 2019, the Board of Trustees, at the recommendation of the Advisor, approved a Plan that provided for the dissolution, complete liquidation and termination of the Master Fund and the assets therein and the distribution of the net proceeds of such liquidation to the Master Fund and its shareholders, on a pro rata basis. Following the approval of the Plan, the RE Income Fund-C was closed to new investors, the offering was suspended and the Advisor began the process of liquidating the Master Fund’s portfolio. Distributions have been declared through March 31, 2019. In addition, in preparation for a liquidation of the RE Income Fund-C, the Board has approved the termination of the Distribution Reinvestment Plan, effective as of the date of approval of the Plan.

4.	Related Party Transactions

Management and Incentive Fees

The RE Income Fund-C will not incur a separate management fee or incentive fee under the Trust Advisory Agreement for so long as the RE Income Fund-C has a policy to invest all or substantially all of its net assets in the Master Fund, but the RE Income Fund-C and shareholders will be indirectly subject to the management fee and incentive fee. Pursuant to the Master Fund’s Advisory Agreement, and in consideration of the advisory services provided by the Advisor to the Master Fund, the Advisor will be entitled to a fee consisting of two components - the management fee (“Management Fee”) and the incentive fee (“Incentive Fee”). See Note 4, “Related Party Transactions” to the financial statements of the Master Fund attached hereto for a detailed description of the incentive fees payable by the Master Fund to the Advisor.

On February 23, 2017, the Board approved an amendment to the Master Fund’s Advisory Agreement for the calculation of the Management Fee. The Management Fee is calculated and payable quarterly in arrears at an annual rate of 1.25% of the Master Fund’s average daily net assets during such period.

The Management Fee may or may not be taken in whole or in part at the discretion of the Advisor. All or any part of the Management Fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as the Advisor may determine. The Management Fee for any partial quarter will be appropriately prorated. The Advisor elected to waive the Management Fee effective April 1, 2019 through December 31, 2019.

CC REAL ESTATE INCOME FUND-C
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

On February 23, 2017, an amendment to the Master Fund’s Advisory Agreement for the calculation of the Incentive Fee became effective following approval by the Board. The Incentive Fee is calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. The Incentive Fee will be subject to a quarterly fixed preferred return to investors, expressed as a rate of return on the Master Fund’s adjusted capital, at the beginning of the most recently completed calendar quarter, of 1.50%, subject to a “catch-up” feature.

Reimbursement of Operating Expenses

The RE Income Fund-C will indirectly incur an allocation of administrative costs through its investment in the Master Fund.

Distributor

On January 29, 2018, RE Income Fund-C entered into a distribution agreement (the “Distribution Agreement”) with ALPS Distributors, Inc. (the “Distributor”), pursuant to which ALPS has agreed to serve as the RE Income Fund-C’s principal underwriter and act as the distributor of the RE Income Fund-C’s shares.

S2K Financial LLC entered into a wholesale marketing agreement with the Distributor in connection with the marketing of the RE Income Fund-C’s shares.

For the period from January 30, 2018 (commencement of operations) through December 31, 2019, no payment has been made to the Distributor.

Distribution and Servicing Fee

Pursuant to a distribution and shareholder servicing plan (the “Distribution and Shareholder Servicing Plan”) between the RE Income Fund-C and the Distributor, the RE Income Fund-C will compensate the Distributor and participating broker-dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the RE Income Fund-C. The RE Income Fund-C will be subject to a distribution and servicing fee, which will be accrued daily and payable monthly, at an annualized rate of 1.00% of the NAV per share beginning the first calendar month after the close of the offering. Once shares are sold to non-affiliate investors, shares will be subject to the accrual of the distribution and servicing fee, however, such fees will not be paid until after the close of the offering. The RE Income Fund-C will cease paying a distribution and servicing fee at the earlier of: (i) the date at which the underwriting compensation from all sources, including the distribution and servicing fees and underwriting compensation paid by the RE Income Fund-C and shareholders, equals 8.0% of the gross proceeds from the offering excluding proceeds from share sales pursuant to the DRP; (ii) the date when the Distribution and Shareholder Servicing Plan terminates or is not continued; or (iii) the date at which a liquidity event occurs. On February 21, 2019, following the approval of the Plan by the Board of Trustees, the RE Income Fund-C’s offering was suspended and the Distribution and Shareholder Servicing Plan was terminated.

For the period from January 30, 2018 (commencement of operations) through December 31, 2019, there were no distribution and servicing fees paid to the Distributor.

Support Agreements

On January 30, 2018 and July 13, 2017, the RE Income Fund-C and the Master Fund, respectively, each entered into a separate expense support and conditional reimbursement agreement with Colony Capital FV (each an “Expense Support Agreement”), whereby Colony Capital FV agreed to reimburse the RE Income Fund-C and the Master Fund for expenses. On February 21, 2019, the Board approved amended and restated expense support and conditional reimbursement agreements for each of the RE Income Fund-C and the Master Fund (the “Amended and Restated Expense Support Agreements”). The purpose of the Amended and Restated Expense Support Agreements is to seek to minimize the extent to which any portion of RE Income Fund-C’s distributions or the Master Fund’s distributions, as applicable, will be characterized as a return of capital for U.S. GAAP purposes and to reduce operating expenses until the RE Income Fund-C or the Master Fund are generating net income to absorb such expenses. However, such distributions may still be characterized as a return of capital for U.S. federal income tax purposes.

Pursuant to the Amended and Restated Expense Support Agreements, Colony Capital FV reimburses, on a quarterly basis, the RE Income Fund-C and the Master Fund for expenses (excluding offering expenses) and/or provide additional support payments in an amount equal to the difference between the cumulative distributions paid to the RE Income Fund-C’s or the Master Fund’s Shareholders, as applicable, less the RE Income Fund-C’s or the Master Fund’s Available Operating Funds during such quarter. “Available Operating Funds” means the net investment income of the RE Income Fund-C’s or the Master Fund, as applicable, plus offering expenses, minus any reimbursement payments payable to Colony Capital FV pursuant to this arrangement. Colony Capital

CC REAL ESTATE INCOME FUND-C
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

FV’s obligation to make an expense payment shall automatically become a liability of Colony Capital FV and the right to such expense payment shall be an asset of the RE Income Fund-C or the Master Fund, as applicable, on each day that the RE Income Fund-C’s or the Master Fund’s, as applicable, net asset value is calculated.

Notwithstanding Colony Capital FV’s obligations pursuant to the Amended and Restated Expense Support Agreement, the Master Fund will not be required to pay distributions to the Master Fund shareholders, including the RE Income Fund-C.

The RE Income Fund-C and the Master Fund have a conditional obligation to reimburse Colony Capital FV for any amounts funded under the Amended and Restated Expense Support Agreements in any calendar quarter occurring within three years of the date on which Colony Capital FV funded such amounts provided that (a) the annualized rate of regular distributions declared by the RE Income Fund-C and the Master Fund at the time of such reimbursement is not less than the annualized rate of regular cash distributions declared by the RE Income Fund-C and Master Fund at the time the expense payment was made to which such reimbursements relates and (b) the Operating Expense Ratio (as defined below) as of such Reimbursement Date (as defined in the Amended and Restated Expense Support Agreement) is not greater than the Operating Expense Ratio as of the expense payment date attributable to such specified expense payment. “Operating Expense Ratio” means Net Operating Expenses (as defined in the Amended and Restated Expense Support Agreement) as of the applicable period, expressed as a percentage of the average net assets of the RE Income Fund-C or the Master Fund as of the relevant measurement date. If such conditions do not occur within three years of such expense payment, Colony Capital FV is no longer entitled to reimbursement.

In connection with the liquidation of the RE Income Fund-C and the Master Fund, the Amended and Restated Expense Support Agreements were terminated effective April 2, 2019. Following the termination of the Amended and Restated Expense Support Agreements the RE Income Fund-C and the Master Fund will bear all of their ongoing expenses, which will include liquidation expenses incurred to implement the Plan.

For the year ended December 31, 2019, expense support provided to the RE Income Fund-C by Colony Capital FV was $4,810.

The following table reflects the expense reimbursement accrued from the Advisor to the RE Income Fund-C through December 31, 2019.

Quarter Ended(1)	Amount of Expense Reimbursements	Annualized Rate of Distributions Per Common Share(2)	Operating Expense Ratio(3)		Reimbursement Eligibility Expiration(5)
March 31, 2018	$3,249	0.00%	2.25%		March 31, 2021
June 30, 2018	$9,359	6.56%	6.07%		June 30, 2021
September 30, 2018	$11,947	6.44%	7.7%		September 30, 2021
December 31, 2018	—	6.83%	(7.95)%	(4)	December 31, 2021
March 31, 2019	$4,810	6.61%	3.50%		March 31, 2022
_____________________

(1)
The Expense Support Agreement was implemented on January 30, 2018, effective for the calendar quarter ended September 30, 2017, and on a quarterly basis thereafter through the termination date of April 2, 2019.

(2)
The annualized rate of distributions per common share is expressed as a percentage equal to the annualized distribution amount as of the end of the applicable quarter (which is calculated by annualizing the regular daily cash distribution per common share as of such date without compounding), divided by the RE Income Fund-C’s NAV per common share as of such date. On February 21, 2019, following approval of the Plan by the Board of Trustees, the Board determined that the RE Income Fund-C will no longer declare distributions effective April 1, 2019. On November 15, 2019, the Board declared a special cash distribution of $0.32 per common share, payable to shareholders of record on November 20, 2019. The purpose of the distribution was to satisfy tax and regulatory requirements.

(3)
The Operating Expense Ratio is calculated as follows: Net Operating Expenses (as defined in the Amended and Restated Expense Support Agreement) as of the applicable period, expressed as a percentage of the average net assets of the RE Income Fund-C as of the relevant measurement date.

(4)	The operating expense ratio is negative for the three months ended December 31, 2018 due to a change in estimate for certain accrued expenses.

(5)
On February 21, 2019, the Board approved the Plan. Since the reimbursement eligibility expiration dates will not extend beyond the life of the RE Income Fund-C, it is highly unlikely that the RE Income Fund-C will reimburse Colony Capital FV for any amounts funded under the Amended and Restated Expense Support Agreement.

Pursuant to a distribution support agreement (the “Distribution Support Agreement”) between the Master Fund and Colony Capital FV, Colony Capital FV previously agreed to purchase up to an aggregate of $10.0 million in Master Fund shares, at the then current NAV per Master Fund share, of which $2.0 million was contributed by Colony Capital FV to the Master Fund as a seed capital investment (the “Seed Capital Investment”). On May 10, 2018, the Distribution Support Agreement was terminated. Other than the Seed Capital Investment, no amounts were purchased by Colony Capital FV pursuant to the Distribution Support Agreement.

CC REAL ESTATE INCOME FUND-C
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

Service Providers

MUFG Union Bank, N.A., serves as the Fund’s custodian. DST Systems, Inc. serves as the Fund’s transfer agent.

On January 9, 2017 and January 30, 2018, the Master Fund and the RE Income Fund-C, respectively, entered into an administration agreement (the “Administration Agreement”) with ALPS Fund Services, Inc. (“ALPS” or the “Administrator”). ALPS, and/or its affiliates are responsible for, but not limited to, (i) maintaining financial books and records of the Master Fund and the RE Income Fund-C, (ii) providing administration services, and (iii) performing other accounting and clerical services as necessary in connection with the administration of the Master Fund and the RE Income Fund-C.

On November 8, 2019, the Master Fund and the RE Income Fund-C delivered a notice of termination of the Administration Agreement (the “Administration Termination Notice”) to ALPS. Pursuant to such Administration Termination Notice, the Administration Agreement shall terminate upon completion of the services provided by ALPS in connection with the liquidation of the Funds.

5.	Distributions

The following table reflects the distributions declared by the Board for common shares outstanding for the year ended December 31, 2019 and 2018:

	Distributions Per Share		Amount
Period
For the year ended December 31, 2019	$0.4680	(1)	$7,722
For the period ended December 31, 2018	$0.4521	(2)	$7,459
_____________________

(1)	Based on the weighted average shares outstanding from January 1, 2019 to December 31, 2019.

(2)	Based on the weighted average shares outstanding during the applicable distribution period from April 1, 2018 to December 31, 2018.

The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

Distributions are accrued daily and paid monthly. Distributions are payable on the first business day of the following month or on the record date. Such ordinary cash distributions are expected to be paid using ordinary cash distributions received from the Master Fund, net of any operating expenses. From time to time, the RE Income Fund-C may authorize and declare special cash distributions of net long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. Such special cash distributions are expected to be paid using special cash distributions received from the Master Fund.

The character of distributions to shareholders made during the period may differ from their ultimate characterization for federal income tax purposes.

On November 7, 2018, the Board declared daily distributions at an annualized rate of $0.60 per common share from January 1, 2019 through March 31, 2019.

On February 21, 2019, following approval of the Plan by the Board of Trustees, the Board determined that the RE Income Fund-C will no longer declare distributions effective April 1, 2019.

On November 15, 2019, the Board declared a special cash distribution of $0.32 per common share, payable to shareholders of record on November 20, 2019. The purpose of the distribution was to satisfy tax and regulatory requirements.

6.	Income Taxes

The RE Income Fund-C has elected to be treated, and intends to qualify, for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, the RE Income Fund-C will not be subject to federal income taxes to the extent it distributes substantially all of its taxable net investment income and net realized capital gains, if any, to shareholders. Accordingly, no provision for Federal income tax is necessary.

CC REAL ESTATE INCOME FUND-C
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

Tax Basis of Distributions to Shareholders

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the RE Income Fund-C.

The tax character of the distributions paid by the RE Income Fund-C during the fiscal year ended December 31, 2019 was as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2019	$1,362	$2,479	$3,881

At December 31, 2019, the cost and aggregate gross unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Income Tax Purposes
$—	$(20,335)	$(20,335)	$141,745

The differences between book cost of investments and tax cost of investments is due to a return of capital from underlying dividends received from the Master Fund.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gains or Tax Basis Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Other Temporary Differences
$—	$—	$(20,335)	$—

As of December 31, 2019, for federal income tax purposes, the RE Income Fund-C did not have any capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the US Treasury regulations.

CC REAL ESTATE INCOME FUND-C
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

7.	Financial Highlights

The following is a schedule of financial highlights:

		For the period from
	For the	January 30, 2018(1)
	Year Ended	through
	December 31, 2019	December 31, 2018
Per share data(2):
Net asset value, beginning of period	$8.79	$9.09
Results of operations
Net investment income(3)	0.25	0.45
Net realized and unrealized loss on investments	(0.95)	(0.30)
Net (decrease) increase in net assets resulting from operations	(0.70)	0.15

Shareholder distributions(4)
Distributions from net investment income	(0.23)	(0.45)
Return of capital	(0.24)	—
Net decrease in net assets resulting from shareholder distributions	(0.47)	(0.45)

Net asset value, end of period	$7.62	$8.79

Shares outstanding, end of period	16,502	16,502

Total return(5)	(12.8)%	1.6%	(6)

Ratios/Supplemental Data:
Net assets, end of period	$125,784	$145,090

Ratio of net investment income to average net assets(7)	3.0%	5.3%

Ratio of total operating expenses to average net assets(7)	5.9%	8.8%
Ratio of expense reimbursement from Advisor to average net assets(7)	(3.4)%	(9.3)%
Ratio of net operating expenses to average net assets(7)	2.5%	(0.5)%

Portfolio turnover rate of CC Real Estate Income Master Fund	3.9%	1.0%

(1)	Commencement of operations
(2)	Per share data may be rounded in order to compute the ending net asset value per share.
(3)	The per share data was derived by using the average number of common shares outstanding during the applicable period.
(4)
The per share data was derived by using the average number of common shares outstanding during the applicable distribution period from January 1, 2019 to December 31, 2019 and from April 1, 2018 to December 31, 2018.

(5)
Total return is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the RE Income Fund-C at the RE Income Fund-C's net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. On February 21, 2019, following approval of the Plan by the Board of Trustees, the Board approved the termination of the Distribution Reinvestment Plan. Therefore, for the period ended December 31, 2019, total return assumes the reinvestment of distributions through January 31, 2019.

(6)	Not annualized.
(7)	Annualized. Average daily net assets for the applicable period are used for this calculation.

CC REAL ESTATE INCOME FUND-C
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

8.	Commitments and Contingencies

In the normal course of business, the RE Income Fund-C may enter into contracts that contain a variety of representations which provide general indemnifications. The RE Income Fund-C’s maximum exposure under the arrangements cannot be known; however, the RE Income Fund-C expects any risk of loss to be remote.

9.	Description of Plan of Dissolution, Liquidation and Termination and Related Items

On February 21, 2019, the Board of Trustees, at the recommendation of the Advisor, approved a Plan that provided for the dissolution, complete liquidation and termination of the Master Fund and the assets therein and the distribution of the net proceeds of such liquidation to the Master Fund and its shareholders, on a pro rata basis. The Advisor and the Board determined that the Funds have limited prospects for meaningful growth. As a result, the Advisor and the Board believe the liquidation of the Funds is in the best interest of the Shareholders. Following the approval of the Plan, the Feeder Funds were closed to new investors, the offering was suspended, and the Advisor began the process of liquidating the Master Fund’s portfolio. Distributions were declared through March 31, 2019. In addition, in preparation for a liquidation of the Funds, the Board approved the termination of the Distribution Reinvestment Plan, effective as of the date of approval of the Plan.

The Funds shall have the authority to engage in such transactions, including without limitation, the sale of portfolio securities for cash, as applicable and as may be appropriate for the Funds dissolution, liquidation and termination. The Funds will convert all of their portfolio securities and other assets for cash and cash equivalents and reserve a portion of the proceeds to pay all the outstanding debts, claims and obligations of the Funds, together with the expenses related to carrying out the Plan.

In connection with the liquidation of the Funds, the Amended and Restated Expense Support Agreements entered into by Colony Capital FV with each of the Funds were terminated effective April 2, 2019. Following the termination of the Amended and Restated Expense Support Agreements, the Funds will bear all of their ongoing expenses, which will include liquidation expenses incurred to implement the Plan.

Liquidating Distributions

The Funds will distribute to each Shareholder of record cash liquidating distributions equal to the Shareholder’s proportionate interest in the assets of the Funds that have not been reserved for payment of the Funds debts, claims and obligations and final expenses. Additional liquidating distributions above a de minimis threshold of $100 per Shareholder may be made to the extent that any assets remain after payment of the Fund’s debts, claims and obligations and final expenses. In connection with each distribution, a check in the amount owed to each Shareholder will be mailed to the last address of such Shareholder appearing on the records of the Funds.

10.	Recent Accounting Pronouncement

In August 2018, the FASB issued ASU 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to ASC Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The ASU requires application of the prospective application to any modification to disclosures made because of the change to the requirements for the narrative description of measurement uncertainty. The effects of all other amendments made by the ASU must be applied retrospectively to all periods presented. Management is evaluating the new guidance and at this point does not believe that the new guidance will have a material impact on the RE Income Fund-C Financial Statements and will only enhance disclosures in the footnotes of the financial statements.

11.	Subsequent Events

Service Providers

On January 31, 2020, the Funds and ALPS entered into that certain Statement of Work (“SOW”). Pursuant to such SOW, ALPS shall be responsible for the preparation and coordination of systems programing, project management, and operational support related to the liquidation of the Funds.

CC REAL ESTATE INCOME FUND-C
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

Plan of Dissolution, Liquidation and Termination

On February 24, 2020, the Board of Trustees of the Master Fund and the Trusts approved a First Amendment to the Plan of Dissolution, Liquidation and Termination (the “Plan”) to provide the option for more than one distribution of the net proceeds of such liquidation to the Shareholders, on a pro rata basis.

Other

The management of the RE Income Fund-C has evaluated events and transactions through February 28, 2020, the date of financial statement issuance, and has determined that there are no material events that would require adjustments to or disclosure in the RE Income Fund-C’s financial statements.

CC REAL ESTATE INCOME FUND-C
SUPPLEMENTAL INFORMATION (UNAUDITED)
DECEMBER 31, 2019

Board of Trustees
Information regarding the members of the Board is set forth below. The trustees have been divided into two groups - Interested Trustees and Independent Trustees. The address for each trustee is c/o CC Real Estate Income Fund-C, 590 Madison Avenue, 34th Floor, New York, New York 10022. As set forth in each of the Feeder Fund’s and Master Fund’s declaration of trust and bylaws, a trustee’s term of office shall continue until his or her death, resignation or removal.

Name (Age)	Position Held	Trustee Since	Principal Occupation Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Trusteeships Held By Trustees During Past 5 Years
Interested Trustee
Kevin P. Traenkle (49)	Chairman of the Board, CEO, and President	2017	Chairman, CEO and President of the Master Fund and CC Real Estate Income Fund, CC Real Estate Income Fund-T, CC Real Estate Income Fund-ADV and CC Real Estate Income Fund-C (collectively, the “Feeder Funds”) and Colony Credit Real Estate, Inc., (“Colony Credit”); Executive Vice President and Chief Investment Officer of Colony Capital, Inc.; Executive Vice President and Chief Investment Officer of Colony Capital, Inc. (2009-2017); Executive Director of Colony Capital, Inc. (2015-2017); Principal of Colony Capital, LLC (“CCLLC”) (2005-2017); Vice President of Acquisitions of CCLLC (2002-2005).	5	Chairman of the Master Fund, the Feeder Funds, Core Property Corp. (“Core Property”) and Colony Credit.
Independent Trustees
Daniel J. Altobello(1) (78)	Trustee	2016	CEO and President of Caterair International Corporation (1989-1995); Executive Vice President of Marriott Corporation (1979-1989); President of Marriott Airport Operations Group (1979 -1989).	5
Trustee of the Master Fund and the Feeder Funds; Director of NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”); Chairman of Altobello Family LP; Director of Arlington Asset Investment Corp.; Director of DiamondRock Hospitality Co.; Director of Mesa Air Group, Inc.; Trustee of Loyola Foundation, Inc.

Dianne P. Hurley (57)	Lead Independent Trustee	2016	CAO of A&E Real Estate; Startup consultant to asset management firms, including Stonecourt Capital, Imperial Companies and RedBird Capital Partners (2015-2017); Managing Director of SG Partners (2011-2014); COO, Global Distribution of Credit Suisse Asset Management (2009-2011); Chief Administrative Officer, TPG-Axon (2004-2009).	5	Trustee of the Master Fund and the Feeder Funds; Director of Griffin-American Healthcare REIT IV, Inc; Director of NorthStar Realty Europe Corp. (“NorthStar Realty Europe”).

Gregory A. Samay (61)	Trustee	2016	Previously Chief Investment Officer (previously an Investment Officer) of Fairfax County Retirement Systems (2011-2016); Executive Director and Chief Investment Officer of Arlington County Employees’ Retirement System (2005-2010).	5	Trustee of the Master Fund and the Feeder Funds; Director of NorthStar Healthcare.

(1)	Effective December 16, 2019, Mr. Daniel J. Altobello resigned from his role as trustee of the Master Fund and the Feeder Funds.

CC REAL ESTATE INCOME FUND-C
SUPPLEMENTAL INFORMATION (UNAUDITED)
DECEMBER 31, 2019

Executive Officers

Executive Officers who are not Trustees are as follows:

Name (Age)	Position Held	Officer Since	Principal Occupation Past 5 Years
Executive Officers
Frank V. Saracino (53)	Chief Financial Officer and Treasurer	2015
Managing Director of Colony Capital (and its predecessor) since August 2015 and as the Chief Financial Officer and Treasurer of the Master Fund and the Feeder Funds since each fund’s inception. Director of Core Property since 2017. Chief Accounting Officer of Colony Credit since 2018. Chief Financial Officer and Treasurer of NorthStar Healthcare since August 2015. Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of each of Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., and their respective investment advisers, and served as a Managing Director of Prospect Administration, LLC from July 2012 to December 2014. Managing Director at Macquarie Group, and Head of Finance from August 2008 to June 2012 for its Americas non-traded businesses, which included private equity, asset management, lease financing, private wealth, and investment banking.

William Hughes III (46)	Chief Operating Officer	2018
Managing Director, Investment Management of Colony Capital since 2017. Chief Operating Officer of the Master Fund and the Feeder Funds since November 2018. Director of Core Property since January 2019, Investment Committee of the Advisor since August 2018. Mr. Hughes is responsible for liquid investment strategies. He is the Portfolio Manager of the Colony Capital Focus Fund and the firm’s Commercial Real Estate Securities portfolio. Prior to joining Colony Capital in 2017, Mr. Hughes managed the Focus Fund within Kayne Anderson. Prior to that, Mr. Hughes was a portfolio manager for the Condorcet Opportunity Fund, an event driven hedge fund controlled by Societe Generale.

Kristen Whealon (46)	Chief Compliance Officer	2019
Senior Vice President and Deputy Chief Compliance Officer of Colony Capital (and its predecessor) since December 2011. Currently the Chief Compliance Officer of the Master Fund and the Feeder Funds. Chief Compliance Officer of the Advisor of the Master Fund and Feeder Funds since March 2019. Global Chief Compliance Officer from April 2014 to January 2017 of NorthStar Asset Management Group  and Chief Compliance Officer of NorthStar Securities, LLC from December 2011 to October 2018.

Ronald M. Sanders (56)	Secretary	2019
Executive Vice President and Chief Legal Officer and Secretary of Colony Capital, Inc., for which he is responsible for the management of global legal affairs and generally provides legal and other support to the operations of Colony Capital. Secretary of the Master Fund and the Feeder Funds. Prior to joining the Colony Capital business in 2004, Mr. Sanders was a Partner with the law firm of Clifford Chance US LLP. Mr. Sanders received his Bachelor of Science from the State University of New York at Albany in 1985, and his Juris Doctor from the New York University School of Law in 1988.

CC REAL ESTATE INCOME FUND-C
SUPPLEMENTAL INFORMATION (UNAUDITED) (CONTINUED)
DECEMBER 31, 2019

Disagreements with Accountants on Accounting and Financial Disclosure

The RE Income Fund-C has not had any changes in or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters for the fiscal year ended December 31, 2019

Form N-Q Filings

The RE Income Fund-C will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The RE Income Fund-C’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The RE Income Fund-C’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Master Fund has delegated its proxy voting responsibility to the Advisor. Shareholders may obtain a copy of the Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund at 877-940-8777 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the Advisor voted proxies with respect to the Master Fund’s portfolio securities during the most recent 12-month period will be available without charge by making a written request to the Master Fund’s Chief Compliance Officer, c/o Colony Capital, Inc., at 590 Madison Avenue, New York, New York 10022, by calling the Master Fund at (212) 547-2600, or on the SEC’s website at http://www.sec.gov.

Additional Information

The RE Income Fund-C’s registration statement includes additional information about the trustees of the RE Income Fund-C. The registration statement is available, without charge, upon request by calling the RE Income Fund-C toll free at 877-940-8777.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
CC Real Estate Income Master Fund

Opinion on the financial statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments of CC Real Estate Income Master Fund (a Delaware statutory trust) (the “Fund”) as of December 31, 2019, the related statements of operations, changes in net assets, and financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The accompanying statement of changes in net assets for the year ended December 31, 2018 and the financial highlights of the Fund for the years ended December 31, 2018, 2017 and for the period from May 6, 2016 (commencement of operations) through December 31, 2016, respectively, were audited by other auditors whose report thereon February 28, 2019 expressed an unqualified opinion on the statement of changes and financial highlights and included a paragraph that described the Plan of Liquidation discussed in Note 1 to the financial statements.

Basis for opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodians and borrowers. We believe that our audit provides a reasonable basis for our opinion.

Emphasis of Matter - Liquidation
As discussed in Note 1 to the financial statements, on February 21, 2019 the Board of Trustees approved a plan of dissolution, liquidation, and termination for the Fund.

/s/ GRANT THORNTON LLP
We have served as the auditor of the Fund since 2019.

New York, New York
February 28, 2020

CC Real Estate Income Master Fund
Schedule of Investments
As of December 31, 2019

Security	Rate		Maturity Date	Face Amount/Principal/Shares	Amortized Cost/Cost(a)	Amortized Cost as a% of Face Amount	Fair Value
Commercial Mortgage-Backed Securities (“CMBS”) — 9.2%(b)
Bank of America Commercial Mortgage Trust, Series 2016-UB10, Class D	3.00%		07/15/2049	$80,000	$62,869	78.6%	$70,775
Bank of America Commercial Mortgage Trust, Series 2017-BNK3, Class D	3.25%		02/15/2050	40,000	33,733	84.3%	36,584
COMM Mortgage Trust, Series 2014-UBS5, Class E	3.50%		09/10/2047	1,500,000	1,024,118	68.3%	986,070
JP Morgan Bank, Series 2016-C2, Class D	3.40%		06/15/2049	1,800,000	1,533,437	85.2%	1,636,988
Total Commercial Mortgage-Backed Securities (Amortized Cost $2,654,157)							2,730,417

Affiliated Investments - 7.8%
Core Property Corp. - Mezzanine Loan(c)(d)(e)	8.00%		11/19/2028	$5,460,299	5,460,299		2,342,998
Core Property Corp. - Equity Investment(c)(d)(e)(f)				606,800	606,800		—
Total Affiliated Investments (Cost $6,067,099)(a)							2,342,998

Term Loan -4.1%
Kentucky Fried Chicken Term Loan(e)	11.00%	(g)(h)	2/28/2020	$1,221,961	1,221,961		1,221,961
Total Term Loan (Cost $1,221,961)(a)							1,221,961

Short Term Investment - 78.7%
Goldman Sachs Financial Square Money Market Fund - Institutional Shares	1.78%	(i)		23,436,723	23,450,603		23,446,098
Total Short Term Investment (Cost $23,450,603)(a)							23,446,098

TOTAL INVESTMENTS (Cost $33,393,820)(a) - 99.8%							29,741,474
OTHER ASSETS AND LIABILITIES-NET - 0.2%							53,767
NET ASSETS - 100.0%							$29,795,241

Shares Outstanding							5,860,189
Net Asset Value per Common Share							$5.08

(a)	Also represents cost for federal income tax purposes.
(b)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933, as amended. Security may only be sold to qualified institutional buyers unless registered under the Securities Act of 1933, as amended, or otherwise exempt from registration.

(c)	Affiliated investment.
(d)	At December 31, 2019, the Master Fund owned more than 25% of the voting securities of Core Property Corp., thereby making this a controlled affiliate, as defined by the 1940 Act.
(e)	Represents a Level 3 investment. Refer to “Note 5. Investment Portfolio”.
(f)	Non-Income Producing Security.
(g)	Rate shown includes 0.05% issuance fee.
(h)
Original maturity date of the loan was October 17, 2019. Pursuant to the loan agreement, at the lenders discretion, the borrower has two six-month extension options. On October 17, 2019, management agreed to extend the loan until February 28, 2020. On February 28, 2020, the maturity date of the term loan was further extended to April 17, 2020.

(i)	The rate shown represents the 7-day effective yield as of December 31, 2019.

Refer to notes to accompanying financial statements.

CC Real Estate Income Master Fund
Statement of Assets and Liabilities

As of
December 31, 2019
Assets
Unaffiliated Investments, at fair value (Cost $27,326,721)	$27,398,476
Affiliated Investments, at fair value (Cost $6,067,099)	2,342,998
Cash	195,058
Interest receivable	166,001
Total assets	30,102,533

Liabilities
Administrative services expenses payable (Note 4)	119,331
Professional fees payable	95,789
Trustees’ fee payable	55,250
Accounting and administrative fee payable	33,632
Other liabilities and accrued expenses	3,290
Total liabilities	307,292
Net assets	$29,795,241

Commitments and contingencies (Note 10)

Composition of net assets
Common shares, $0.001 par value per share, unlimited shares authorized, 5,860,189 shares issued and outstanding	$5,860
Paid-in-capital in excess of par value	33,982,192
Accumulated earnings (deficit)	(4,192,811)
Net assets	$29,795,241

Net Asset Value per common share	$5.08

Refer to notes to accompanying financial statements.

CC Real Estate Income Master Fund
Statement of Operations

For the
Year Ended
December 31, 2019
Investment income
Interest income from:
Unaffiliated investments	$1,149,791
Affiliated investments	441,678
Dividend income	111,139
Other Income	6,263
Total investment income	1,708,871

Operating expenses
Administrative services expenses (Note 4)	480,520
Management fees (Note 4)	412,440
Accounting and administrative fees	356,651
Professional fees	313,667
Trustees’ fees	229,000
Interest on reverse repurchase agreements	57,988
Offering costs	21,014
Other expenses	71,559
Total expenses	1,942,839
Less: Expense reimbursement from Advisor (Note 4)	(645,379)
Less: Management fees waived by the Advisor (Note 4)	(305,852)
Net investment income	717,263

Net Realized (Loss)/Gain and Unrealized (Depreciation) Appreciation on Investments
Net realized gain on unaffiliated investments	522,719
Net realized loss on futures contracts	(1,335,892)
Net realized loss on credit default swap contracts	(13,087)
Net change in unrealized appreciation on unaffiliated investments	1,257,002
Net change in unrealized depreciation on affiliated investments	(3,724,001)
Net change in unrealized appreciation on futures contracts	392,935
Net change in unrealized appreciation on credit default swap contracts	243,128
Total net realized (loss)/gain and unrealized (depreciation) appreciation on investments and futures contracts and credit default swap contracts	(2,657,196)
Net decrease in net assets resulting from operations	$(1,939,933)

Refer to notes to accompanying financial statements.

CC Real Estate Income Master Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
Operations:
Net investment income	$717,263	$2,290,950
Net realized (loss) gain on investments, futures contracts and credit default swap contracts	(826,260)	354,247
Net change in unrealized (depreciation) on investments, futures contracts and credit default swap contracts	(1,830,936)	(1,868,462)
Net (decrease) increase in net assets resulting from operations	(1,939,933)	776,735

Shareholder Distributions
Distributions to shareholders (excluding return of capital) (Note 7)	(1,833,710)	(2,362,756)
Return of capital (Note 7)	(62,532)	—
Net decrease in net assets resulting from total shareholder distributions	(1,896,242)	(2,362,756)

Capital transactions
Issuance of common shares (Note 3)	147,000	7,203,005
Repurchase of common shares (Note 3)	(796,785)	(921,079)
Offering costs (Note 2)	—	63,341
Net (decrease) increase in net assets resulting from capital transactions	(649,785)	6,345,267

Total (decrease) increase in net assets	(4,485,960)	4,759,246
Net assets at beginning of period	34,281,201	29,521,955
Net assets at end of period	$29,795,241	$34,281,201

Refer to notes to accompanying financial statements.

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2019

1.	Business and Organization

CC Real Estate Income Master Fund, formerly known as NorthStar Real Estate Capital Income Master Fund (the “Master Fund”), was organized as a Delaware statutory trust on October 2, 2015. The Master Fund’s primary investment objectives are to generate attractive and consistent income and preserve and protect shareholders’ capital, with a secondary objective of capital appreciation.

The Master Fund commenced operations on May 6, 2016, when the registration statements of CC Real Estate Income Fund (formerly known as NorthStar Real Estate Capital Income Fund) (the “RE Income Fund”), and CC Real Estate Income Fund-T (formerly known as NorthStar Real Estate Capital Income Fund-T) (the “RE Income Fund-T”, and, together with RE Income Fund, the “Trusts”), whose principal investment strategies are identical to the Master Fund, were declared effective by the U.S. Securities and Exchange Commission (the “SEC”).

Two additional feeder funds of the Master Fund, CC Real Estate Income Fund-ADV (formerly known as NorthStar Real Estate Capital Income Fund-ADV) (“RE Income Fund-ADV”), and CC Real Estate Income Fund-C (formerly known as NorthStar Real Estate Capital Income Fund-C) (“RE Income Fund-C”, and together with the Trusts and RE Income Fund-ADV, collectively, the “Feeder Funds”) were formed on May 5, 2017 and September 20, 2017, respectively. RE Income Fund-ADV and RE Income Fund-C commenced operations on November 8, 2017 and on January 30, 2018, respectively, the date when their respective registration statements were declared effective by the SEC.

As of December 31, 2019, approximately 85.9%, 9.5%, 0.4% and 0.4% of the Master Fund’s outstanding common shares of beneficial interest, par value $0.001 per share, or its common shares, were held by RE Income Fund, RE Income Fund-T, RE Income Fund-ADV and RE Income Fund-C, respectively. The remaining 3.8% was held by Colony Capital FV Holdings, LLC (“Colony Capital FV”) an affiliate of Colony Capital (defined below).

The Master Fund is externally managed by CNI RECF Advisors, LLC (the “Advisor”), a Delaware limited liability company, which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). The Advisor is an indirect subsidiary of Colony Capital, Inc. (“Colony Capital”) which trades on the NYSE under the ticker symbol “CLNY.” Colony Capital manages capital on behalf of its stockholders, as well as institutional and retail investors in private funds, non-traded and traded real estate investment trusts and registered investment companies.

Pursuant to an advisory agreement (the “Master Fund Advisory Agreement”), the Advisor oversees the management of the Master Fund’s activities, including investment strategies, investment goals, asset allocation, asset management, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Master Fund’s portfolios, subject to the oversight of the Master Fund’s Board of Trustees (the “Board”). The Advisor also provides certain other administrative services, including marketing, investor relations and certain accounting services and maintenance of certain books and records on behalf of the Master Fund, furnishes the Master Fund with office facilities and equipment, provides clerical services to the Master Fund, performs the calculation and publication of the Master Fund’s net asset value (“NAV”), oversees the preparation and filing of the Master Fund’s tax returns, the payment of the Master Fund’s expenses and the performance oversight of various third party service providers.

On February 21, 2019, the Board of Trustees of the Master Fund and the Trusts, at the recommendation of the Advisor, approved a Plan of Dissolution, Liquidation and Termination (the “Plan”) that provided for the dissolution, complete liquidation and termination of assets of the Master Fund and the Trusts, and the distribution of the net proceeds of such liquidation to the Shareholders, respectively, on a pro rata basis. Following the approval of the Plan, the Feeder Funds were closed to new investors, the offering was suspended and the Advisor began the process of liquidating the Master Fund’s portfolio. As the Master Fund and the Trust have adopted the Plan, the Board has determined that the Trusts will cease repurchases. Distributions were declared through March 31, 2019. In addition, in preparation for a liquidation of the Master Fund and the Feeder Funds (collectively, the “Funds”), the Board approved the termination of the Distribution Reinvestment Plan, effective as of the date of approval of the Plan.

From time to time, the Board may authorize and declare special cash distributions. On November 15, 2019, the Board declared a special cash distribution of $0.22 per common share, payable to shareholders of record on November 20, 2019. The purpose of the distribution was to satisfy tax and regulatory requirements.

The Master Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that has elected to be treated, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Refer to Note 2, “Summary of Significant Accounting Policies - Income Taxes” for further details.

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying audited financial statements of the Master Fund have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). The Master Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services - Investment Companies.

Use of Estimates

The preparation of the Master Fund’s audited financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that could affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates and those differences may be material.

Cash

Cash represents cash held in custody at MUFG Union Bank, N.A. in a bank deposit account that, at times, may exceed federally insured limits.

Valuation of Portfolio Investments

The Master Fund determines the fair value of its investment portfolio as of the close of each regular trading session of the NYSE. The Master Fund will calculate the NAV of its common shares, by subtracting total liabilities (including accrued expenses or distributions) from the total assets of the Master Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Master Fund. The Master Fund’s assets and liabilities are valued in accordance with the principles set forth below.

The Board has approved the Master Fund’s Valuation Policies and Procedures (the “Valuation Policies and Procedures”) as amended from time to time, and the formation of a valuation committee (the “Valuation Committee”) that consists of personnel from the Advisor whose membership on the Valuation Committee was approved by the Board. The Valuation Committee values the Master Fund’s assets in good faith pursuant to the Valuation Policies and Procedures and applies a consistent valuation process, which was developed and approved by the Board. Portfolio securities and other assets for which market quotes are readily available will be valued at market value as provided by an independent pricing source. In circumstances where market quotes are not readily available, the Board has adopted the Valuation Policies and Procedures for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Valuation Committee. On a quarterly basis, the audit committee of the Board reviews the valuation determination made with respect to the Master Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Master Fund’s Valuation Policies and Procedures. The Board reviews and ratifies such value determinations.

ASC Topic 820, Fair Value Measurements and Disclosure, (“ASC Topic 820”), issued by the FASB clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Refer to Note 5, “Investment Portfolio” for further discussion on fair value measurement. In accordance with ASC Topic 820, when determining the fair value of an asset or liability, the Valuation Committee seeks to determine the price that would be received from the sale of the asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value determinations are based upon all available inputs that the Valuation Committee deems relevant, which may include indicative dealer quotes, independent third party pricing vendors, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third party valuation services. However, determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Master Fund’s financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Master Fund’s financial statements.

Investments where a market price is readily available:

Generally, the value of any equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Securities that carry certain restrictions on sale will typically be valued at a discount from the market value of the security. Loans or investments traded over the counter and not listed on an exchange are valued at a price

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

obtained from third-party pricing services, including, where appropriate, multiple broker dealers, as determined by the Valuation Committee.

Investments where a market price is not readily available:

For investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Master Fund will value such investments at fair value as determined in good faith by the Board, with assistance from the Valuation Committee, in accordance with the Master Fund’s Valuation Policies and Procedures.

In making its determination of fair value, the Valuation Committee may retain and rely upon valuations obtained from independent valuation firms; provided that the Valuation Committee shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Valuation Committee shall retain the discretion to use any relevant data, including information obtained from any independent third-party valuation or pricing service, that the Valuation Committee deems to be reliable in determining fair value under the circumstances.

Security Transactions and Revenue Recognition

Security transactions are accounted for on their trade date. For commercial real estate (“CRE”) related debt investments, including first mortgage loans, subordinate mortgage and mezzanine loans, participations in such loans and interest income on such investments is recognized on an accrual basis and any related premium, discount, origination costs and fees are amortized over the life of the investment using the effective interest method. The amortization is reflected as an adjustment to interest income in the statement of operations. For CRE related securities which include commercial mortgage-back securities (“CMBS”) and unsecured debt of publicly-traded REITs, interest income on such investments is recognized using the effective interest method with any premium or discount amortized or accreted through earnings based on expected cash flow through the maturity date of the security. Changes to expected cash flow may result in a change to the yield which is then applied retrospectively for high-credit quality securities that cannot be prepaid or otherwise settled in such a way that the holder would not recover substantially all of the investment or prospectively for all other securities to recognize interest income. The Master Fund will record dividend income on the ex-dividend date. Shares received in lieu of cash dividends are recorded as dividend income. The Master Fund will not accrue interest or dividends on loans and securities as a receivable if there is reason to doubt the collectability of such income.

Loan origination fees, original issue discount, and market discount (premium) will be capitalized and such amounts will be accreted (amortized) as interest income (expense) over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issuance discount will be recorded as interest income. The Master Fund will record prepayment premiums on loans and securities as interest income when it receives such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Gains or losses on the sale of investments will be calculated by using the specific identification method. The Master Fund will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment including any unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period.

Organization and Offering Costs

Organization costs include, among other things, the cost of formation, including the cost of legal services and other fees pertaining to the Master Fund’s organization. Offering costs include, among other things, legal, accounting, printing and other costs pertaining to the preparation of the Master Fund’s Registration Statement on Form N-2 related to the offering of its common shares. Offering costs incurred by the Master Fund are recorded as a deferred charge and thereafter amortized to expense over 12 months on a straight-line basis. Organization costs incurred directly by the Master Fund are expensed as incurred.

Historically, the Master Fund charged offering costs against capital in excess of par value on its financial statements in error. In 2018, the Master Fund corrected its accounting treatment for offering costs to record such costs as a deferred charge and thereafter amortized to expense over 12 months on a straight-line basis. The correction resulted in the reclassification of $63,341 of offering costs to a deferred charge, which had previously been recorded as a reduction to capital in 2017. Management concluded that the impact of the error and its correction was not material to the previously presented financial statements.

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

Pursuant to the Master Fund’s Advisory Agreement, the Advisor and its affiliates are entitled to receive reimbursement for costs each has paid on behalf of the Master Fund in connection with the offering. The Master Fund will be obligated to reimburse the Advisor and its affiliates, as applicable, for organization and offering costs (“O&O Costs”) to a limit of 1.0% of the aggregate proceeds from the offering. The Master Fund records O&O Costs each period based upon an allocation determined by the expectation of total O&O Costs to be reimbursed. For allocated O&O, organization costs are recorded as an expense in the statement of operations. Offering costs are recorded as a deferred charge and are thereafter amortized to expense over 12 months on a straight-line basis. On February 21, 2019, following the approval of the Plan by the Board of Trustees, the Master Fund’s offering was suspended. Upon the suspension of the offering, the deferred offering costs of $11,995 that had not been amortized, were expensed.

As of December 31, 2019, the Advisor incurred approximately $0.8 million of O&O Costs on behalf of the Master Fund. As of December 31, 2019 and December 31, 2018, approximately $1,800 and $64,000, respectively of offering costs were allocated to the Master Fund and reimbursed to the Advisor. There were no organization costs incurred by the Master Fund for the years ended December 31, 2019 and December 31, 2018. Since inception of the Master Fund, all O&O Costs have been incurred by the Advisor.

Income Taxes

The Master Fund has elected to be treated for federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, the Master Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to their respective shareholders, for each taxable year, at least 90% of its “investment company taxable income” and its net tax-exempt interest income. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. As a RIC, the Master Fund will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The Master Fund intends to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income, if any, and net capital gains, if any, on an annual basis in order to maintain their RIC status each year and to avoid any federal income taxes on income. The Master Fund will also be subject to nondeductible federal excise taxes if it does not distribute at least 98.0% of net ordinary income, if any, and 98.2% of any capital gain net income, if any.

Management has analyzed the Master Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2019, no provision for income tax is required in the Master Fund’s financial statements. The Master Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Uncertainty in Income Taxes

The Master Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. For the year ended December 31, 2019, the Master Fund did not incur any interest or penalties.

Distributions

Distributions to the Master Fund’s shareholders are recorded as of the record date.

On February 21, 2019, following approval of the Plan by the Board of Trustees, the Board determined that the Master Fund will no longer declare distributions effective April 1, 2019.

On November 15, 2019, the Board declared a special cash distribution of $0.22 per common share, payable to shareholders of record on November 20, 2019. The purpose of the distribution was to satisfy tax and regulatory requirements.

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

3.	Share Transactions

Common shares of the Master Fund are issued solely to the Feeder Funds in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act of 1933, as amended. The following table summarizes the common shares issued by the Master Fund to the Feeder Funds during the years ended December 31, 2019 and December 31, 2018:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
CC Real Estate Income Fund	17,123	$100,000	877,009	$5,287,005
CC Real Estate Income Fund-T	—	—	297,195	1,791,000
CC Real Estate Income Fund-ADV	5,226	30,000	—	—
CC Real Estate Income Fund-C	2,962	17,000	20,938	125,000
Total Gross Proceeds from Issuance of Common Shares	25,311	147,000	1,195,142	7,203,005
Aggregate Consideration for Repurchased Shares	(139,542)	(796,785)	(152,610)	(921,079)
Net Proceeds from Share Transactions	(114,231)	$(649,785)	1,042,532	$6,281,926

As of December 31, 2019 and December 31, 2018, there were 5,860,189 and 5,974,420 common shares issued and outstanding, respectively.

Capital Transactions

Prior to commencement of operations, an affiliate of Colony Capital contributed $2,000,100, including the Seed Capital Investment (as defined herein) to purchase 222,233 common shares of the Master Fund at $9.00 per share. These shares are now held by Colony Capital FV.

The Master Fund repurchased common shares held by the RE Income Fund and the RE Income Fund-T, to the extent necessary to accommodate repurchase requests under each Trust’s share repurchase program.

On February 21, 2019, following the approval of the Plan by the Board of Trustees, the Board determined that the Master Fund will no longer make any repurchase offers.

4.	Related Party Transactions

Management Fee

Pursuant to the Master Fund Advisory Agreement, and in consideration of the advisory services provided by the Advisor to the Master Fund, the Advisor is entitled to a fee consisting of two components - the management fee (“Management Fee”) and the incentive fee (“Incentive Fee”).

The Feeder Funds will not incur a separate Management Fee or Incentive Fee under the Feeder Funds’ advisory agreements for so long as the Feeder Funds have a policy to invest all or substantially all of their net assets in the Master Fund, but the Feeder Funds and shareholders will be indirectly subject to the Management Fee and Incentive Fee incurred by the Master Fund.

On February 23, 2017, the Board approved an amendment to the Master Fund’s Advisory Agreement for the calculation of the Management Fee. The Management Fee is calculated and payable quarterly in arrears at an annual rate of 1.25% of the Master Fund’s average daily net assets during such period.

The Management Fee may or may not be taken in whole or in part at the discretion of the Advisor. All or any part of the Management Fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as the Advisor may determine. The Management Fee for any partial quarter will be appropriately prorated. The Advisor elected to waive the Management Fee effective April 1, 2019 through December 31, 2019.

For the year ended December 31, 2019, Management Fee expenses incurred were $412,440, of which the Advisor elected to waive $305,852, resulting in net Management fee expenses of $106,588.

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

Incentive Fee

The Incentive Fee is calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. The Incentive Fee will be subject to a quarterly fixed preferred return to investors, expressed as a rate of return on the Master Fund’s adjusted capital, at the beginning of the most recently completed calendar quarter, of 1.50%, subject to a “catch-up” feature.

The calculation of the Incentive Fee for each quarter will be as follows:

No Incentive Fee will be payable in any calendar quarter in which the Master Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.50%;

100.0% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.715% in any calendar quarter will be payable to the Advisor. This portion of the Master Fund’s pre-incentive fee net investment income which exceeds the quarterly hurdle rate but is less than or equal to 1.715% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Advisor with an incentive fee of 12.5% on all of the Master Fund’s pre-incentive fee net investment income when the Master Fund’s pre-incentive fee net investment income reaches 1.715% in any calendar quarter; and

12.5% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds 1.715% in any calendar quarter is payable to the Advisor once the quarterly hurdle rate is reached and the catch-up is achieved (12.5% of all the Master Fund’s pre-incentive fee net investment income thereafter is allocated to the Advisor).

For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Master Fund’s operating expenses for the quarter (including the Management Fee, expenses reimbursed to the Advisor under the Master Fund’s Advisory Agreement and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the offering and organization expenses and the Incentive Fee). Pre-incentive fee net investment income will include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Master Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

“Adjusted capital” means the cumulative gross proceeds received by the Master Fund from the sale of Master Fund shares (including pursuant to the Master Fund’s distribution reinvestment plan), reduced by distributions to investors that represent a return of capital and amounts paid in connection with repurchases of Master Fund shares pursuant to the Master Fund’s share repurchase program.

For the year ended December 31, 2019, no incentive fee was incurred or payable to the Advisor.

Reimbursement of Operating Expenses

The Advisor is to be reimbursed by the Master Fund, as applicable, for actual costs incurred in connection with providing administrative services to the Master Fund. Allocation of the cost of such services to the Master Fund is primarily based on time allocations, but may also be based on objective factors such as total assets and/or revenues. For the year ended and as of December 31, 2019, the amount of administrative services expenses incurred and payable were $480,520 and $119,331, respectively.

Support Agreements

On July 13, 2017, the Board approved separate expense support and conditional reimbursement agreements, each dated July 13, 2017, between Colony Capital FV and each of the Trusts and the Master Fund (each an “Expense Support Agreement”), whereby Colony Capital FV agreed to reimburse the Trusts and the Master Fund for expenses. On February 21, 2019, the Board approved separate amended and restated expense support and conditional reimbursement agreements for each of the Master Fund and the Feeder Funds (the “Amended and Restated Expense Support Agreements”). The purpose of the Amended and Restated Expense Support Agreements is to seek to minimize the extent to which any portion of Feeder Funds’ distributions or Master Fund’s distributions, as applicable, will be characterized as a return of capital for U.S. GAAP purposes and to reduce operating expenses until the Feeder Funds are generating net income to absorb such expenses. However, such distributions may still be characterized as a return of capital for U.S. federal income tax purposes.

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

Pursuant to the Amended and Restated Expense Support Agreements, Colony Capital FV will reimburse, on a quarterly basis, the Feeder Funds and the Master Fund for expenses (excluding offering expenses) and/or provide additional support payments in an amount equal to the difference between the cumulative distributions paid to the Feeder Funds’s or the Master Fund’s Shareholders, as applicable, less the Feeder Funds’ or the Master Fund’s Available Operating Funds during such quarter. “Available Operating Funds” means the net investment income of the Feeder Funds or the Master Fund, as applicable, plus offering expenses, minus any reimbursement payments payable to Colony Capital FV pursuant to this arrangement. Colony Capital FV’s obligation to make an expense payment shall automatically become a liability of Colony Capital FV and the right to such expense payment shall be an asset of the Feeder Funds or the Master Fund, as applicable, on each day that the Feeder Funds’ or the Master Fund’s, as applicable, net asset value is calculated.

Notwithstanding Colony Capital FV’s obligations pursuant to the Amended and Restated Expense Support Agreement, the Master Fund will not be required to pay distributions to the Master Fund shareholders, including the Feeder Funds.

The Feeder Funds and the Master Fund have a conditional obligation to reimburse Colony Capital FV for any amounts funded under the Amended and Restated Expense Support Agreements in any calendar quarter occurring within three years of the date on which Colony Capital FV funded such amounts provided that (a) the annualized rate of regular distributions declared by the Feeder Funds and the Master Fund at the time of such reimbursement is not less than the annualized rate of regular cash distributions declared by the Feeder Funds and Master Fund at the time the expense payment was made to which such reimbursements relates and (b) the Operating Expense Ratio (as defined below) as of such Reimbursement Date (as defined in the Amended and Restated Expense Support Agreements) is not greater than the Operating Expense Ratio as of the expense payment date attributable to such specified expense payment. “Operating Expense Ratio” means Net Operating Expenses (as defined in the Amended and Restated Expense Support Agreements) as of the applicable period, expressed as a percentage of the average net assets of the Fund as of the relevant measurement date. If such conditions do not occur within three years of such expense payment, Colony Capital FV is no longer entitled to reimbursement.

In connection with the liquidation of the Master Fund and the Feeder Funds, the Amended and Restated Expense Support Agreements were terminated effective April 2, 2019. Following the termination of the Amended and Restated Expense Support Agreements the Feeder Funds and the Master Fund will bear all of their ongoing expenses, which will include liquidation expenses incurred to implement the Plan.

For the year ended December 31, 2019, the amount of expense support provided to the Master Fund by Colony Capital FV was $645,379.

The following table reflects the expense reimbursement accrued from the Advisor to the Master Fund through December 31, 2019.

Quarter Ended(1)	Amount of Expense Reimbursements	Annualized Rate of Distributions Per Common Share(2)	Operating Expense Ratio(3)	Reimbursement Eligibility Expiration(4)
September 30, 2017	$976,543	7.08%	2.03%	September 30, 2020
December 31, 2017	$626,648	7.01%	1.13%	December 31, 2020
March 31, 2018	$613,334	7.02%	1.00%	March 31, 2021
June 30, 2018	$712,078	6.98%	1.39%	June 30, 2021
September 30, 2018	$730,025	6.83%	1.53%	September 30, 2021
December 31, 2018	$575,429	7.32%	1.46%	December 31, 2021
March 31, 2019	$645,379	7.07%	1.57%	March 31, 2022
_________________

(1)	The Expense Support Agreement was implemented in July 2017 effective for the calendar quarter ended March 31, 2017, and on a quarterly basis thereafter through the termination date of April 2, 2019.

(2)
The annualized rate of distributions per common share is expressed as a percentage equal to the annualized distribution amount as of the end of the applicable quarter (which is calculated by annualizing the regular daily cash distribution per common share as of such date without compounding), divided by the Master Fund’s NAV per common share as of such date.

(3)
The Operating Expense Ratio is calculated as follows: Net Operating Expenses (as defined in the Amended and Restated Expense Support Agreement) as of the applicable period, expressed as a percentage of the average net assets of the Master Fund as of the relevant measurement date.

(4)
On February 21, 2019, the Board approved the Plan. Since the reimbursement eligibility expiration dates will not extend beyond the life of the Master Fund, it is highly unlikely that the Master Fund will reimburse Colony Capital FV for any amounts funded under the Amended and Restated Expense Support Agreement.

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

Pursuant to a distribution support agreement (the “Distribution Support Agreement”) between the Master Fund and Colony Capital FV, Colony Capital FV previously agreed to purchase up to an aggregate of $10.0 million in Master Fund shares, at the then current NAV per Master Fund share, of which $2.0 million was contributed by Colony Capital FV to the Master Fund as a seed capital investment (the “Seed Capital Investment”). On May 10, 2018, the Distribution Support Agreement was terminated. Other than the Seed Capital Investment, no amounts were purchased by Colony Capital FV pursuant to the Distribution Support Agreement.

Capital Contribution by Colony Capital

Prior to commencement of operations, an affiliate of Colony Capital contributed $2,000,100, which included the Seed Capital Investment, to purchase 222,233 common shares of the Master Fund at $9.00 per share. These shares are now held by Colony Capital FV.

Service Providers

MUFG Union Bank, N.A., serves as the Fund’s custodian. DST Systems, Inc. serves as the Fund’s transfer agent.

On January 9, 2017, the Master Fund and the Trusts entered into an administration agreement (the “Administration Agreement”) with ALPS Fund Services, Inc. (“ALPS” or the “Administrator”). ALPS, and/or its affiliates are responsible for, but not limited to, (i) maintaining financial books and records of the Master Fund and Trusts, (ii) providing administration services, and (iii) performing other accounting and clerical services as necessary in connection with the administration of the Master Fund and the Trusts.

On November 8, 2019, the Master Fund and the Trusts delivered a notice of termination of the Administration Agreement (the “Administration Termination Notice”) to ALPS. Pursuant to such Administration Termination Notice, the Administration Agreement shall terminate upon completion of the services provided by ALPS in connection with the liquidation of the Funds.

Board of Trustees

Trustees who do not also serve in an executive officer capacity for the Trust, the Feeder Funds, the Master Fund or the Advisor are entitled to receive from the Master Fund an annual fixed fee of $65,000 (to be prorated for a partial term), an additional fee per Board meeting attended of $2,000, an additional fee per committee meeting attended of $1,000 and our audit committee chairperson will receive an additional $10,000 annual retainer (to be prorated for a partial term). These trustees are Daniel J. Altobello, Dianne P. Hurley and Gregory A. Samay. Effective December 16, 2019, Mr. Daniel J. Altobello resigned from his role as a trustee of the Master Fund and the Feeder Funds. Dianne P. Hurley serves as the lead Independent Trustee/audit committee chairperson. The Master Fund will also reimburse each of the trustees for all reasonable and authorized business expenses in accordance with the Master Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each committee meeting not held concurrently with a Board meeting. The Master Fund does not pay compensation to trustees who also serve in an executive officer capacity for the Trust, the Feeder Funds, the Master Fund or the Advisor.

5.	Investment Portfolio

The following table summarizes the composition of the Master Fund’s investment portfolio at cost and fair value as of December 31, 2019:

	December 31, 2019
	Cost(1)	Fair Value	Percentage of Portfolio
Short Term Investment(2)	$23,450,603	$23,446,098	78.8%
CMBS	2,654,157	2,730,417	9.2%
Affiliated Investments	6,067,099	2,342,998	7.9%
Term Loan	1,221,961	1,221,961	4.1%
	$33,393,820	$29,741,474	100.0%
_________________
(1)    Cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.
(2)    See Schedule of Investments for additional detailed categorization.

For the year ended December 31, 2019, purchases of securities, excluding short term investments, were $763,006 and the proceeds from sales of securities (excluding short term investments) were $33,560,798.

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

Under ASC Topic 820, fair value is defined as the price that the Master Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. ASC Topic 820 emphasizes that valuation techniques should maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Master Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Master Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1:	observable inputs such as quoted prices in active markets;
Level 2:	includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and
Level 3:	unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of December 31, 2019, the Master Fund’s investments were categorized as follows in the fair value hierarchy:

Investments at Fair Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Short Term Investment	$23,446,098	$—	$—	$23,446,098
CMBS	—	2,730,417	—	2,730,417
Affiliated Investments	—	—	2,342,998	2,342,998
Term Loan	—	—	1,221,961	1,221,961
Total	$23,446,098	$2,730,417	$3,564,959	$29,741,474

As of December 31, 2019, the Master Fund did not hold any derivatives contracts.

There were no transfers between levels during the year ended December 31, 2019.

The Master Fund’s investments as of December 31, 2019, consisted primarily of a short term investment in a money market fund. In addition, the Master Fund held investments in CMBS, a direct affiliated investment and a term loan. The Master Fund valued its performing CMBS investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service. For non-performing or distressed investments, if any, the Master Fund will value such investments by using the bid price. There were no non-performing or distressed investments as of December 31, 2019.

The Master Fund periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers against the actual prices at which the Master Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Master Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsors, the Master Fund believes that these prices are reliable indicators of fair value. The Master Fund may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Master Fund will periodically benchmark the valuations provided by the independent third-party valuation service against the actual prices at which the Master Fund purchases and sells its investments. The Master Fund’s Valuation Committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Master Fund’s valuation process.

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset Type	Beginning Balance January 1, 2019	Accrued Discount/ Premium	Realized Gain/ (Loss)	Change in Unrealized (Depreciation)	Purchases		Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Ending Balance December 31, 2019	Net change in unrealized (depreciation) attributable to Level 3 investments held at December 31, 2019

Core Property Corp. Equity	$606,700	$—	$—	$(606,700)	$—		$—	$—	$—	$—	$(606,700)
Core Property Corp. Mezzanine Loan	5,460,299	—	—	(3,117,301)	—		—	—	—	2,342,998	(3,117,301)
Term Loan	458,955	—	—	—	763,006	(1)	—	—	—	1,221,960	—
Total	$6,525,954	$—	$—	$(3,724,001)	$763,006		$—	$—	$—	$3,564,958	$(3,724,001)
_________________

(1)	Purchases represent draws under the Credit Facility Term Loan in accordance with the terms of the Loan Agreement.

The table below provides additional information about the Level 3 Fair Value Measurements as of December 31, 2019:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value as of December 31, 2019	Valuation Technique	Unobservable Inputs	Range	Weighted Average
Core Property Corp. Equity	$—	Asset Liquidation Analysis	Sales Proceeds	N/A	N/A
Core Property Corp. Mezzanine Loan	$2,342,998	Asset Liquidation Analysis	Sales Proceeds	N/A	N/A
Term Loan	$1,221,961	Cash Equivalency Analysis	Recoverable Amount	N/A	N/A

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Advisor believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances, the Advisor may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

As of December 31, 2019, the Master Fund valued its mezzanine loan investment at $2,342,998 and its equity investment at $0, with the overall investment in Core Property Corp. valued at $2,342,998. This investment was fair valued by management in conjunction with the assistance of a third party pricing vendor. The fair valuation of this position included the analysis of the expected selling price less estimated selling costs based on the current status of the sales process. The valuation was approved in conjunction with the valuation policies and procedures of the Master Fund.

On a quarterly basis, the Advisor presents the factors considered in determining the fair value measurements and presents that information to the valuation and audit committee.

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

6.	Distributions

The following table reflects the distributions declared by the Board for the Master Fund’s common shares for the years ended December 31, 2019, 2018 and 2017:

	Distribution Per Share		Amount
Period
For the year ended December 31, 2019	$0.3236	(1)	$1,896,242
For the year ended December 31, 2018	$0.4199	(2)	$2,362,756
For the year ended December 31, 2017	$0.2551	(3)	$802,477
_________________

1)	Based on the weighted average shares outstanding from January 1, 2019 to December 31, 2019.

(2)	Based on the weighted average shares outstanding from January 1, 2018 to December 31, 2018.

(3)	Based on the weighted average shares outstanding during the distribution period from June 1, 2017 to December 31, 2017.

The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

Distributions are accrued daily and paid monthly. Distributions are payable on the first business day of the following month or on the record date. From time to time, the Master Fund may authorize and declare special cash distributions of net long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed.

The character of distributions to shareholders made during the period may differ from their ultimate characterization for federal income tax purposes.

On November 7, 2018, the Board declared daily distributions at an annualized rate of $0.42 per common share from January 1, 2019 through March 31, 2019.

On February 21, 2019, following approval of the Plan by the Board of Trustees, the Board determined that the Master Fund will no longer declare distributions effective April 1, 2019.

On November 15, 2019, the Board declared a special cash distribution of $0.22 per common share, payable to shareholders of record on November 20, 2019. The purpose of the distribution was to satisfy tax and regulatory requirements.

7.	Income Taxes

The Master Fund has elected to be treated, and intends to qualify, for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, the Master Fund will not be subject to federal income taxes to the extent it distributes substantially all of its taxable net investment income and net realized capital gains, if any, to shareholders. Accordingly, no provision for Federal income tax is necessary.

Tax Basis of Distributions to Shareholders

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

The tax character of the distributions paid by the Master Fund during the fiscal year ended December 31, 2019 was as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2019	$1,225,945	$607,765	$62,532

At December 31, 2019, the cost and aggregate gross unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Income Tax Purposes
$114,307	$(3,751,891)	$(3,637,584)	$33,379,056

The differences between book cost of investments and tax cost of investments are primarily attributed to adjustments due to the conversion to a regulated investment company pursuant to IRC 337(d).

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended December 31 2019, certain differences were reclassified. These differences were primarily attributed to non-deductible excise tax for the 2018 year and taxable over distributions. The amounts reclassified did not affect net assets.

The reclassifications were as follows:

Paid-in Capital	Total Distributable Earnings
$(1,229,418)	$1,229,418

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Term Capital Gains or Tax Basis Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Other Temporary Differences
$—	$(555,227)	$(3,637,584)	$—

The cumulative timing differences primarily consist of adjustments related to IRC 3379(d).

As of December 31, 2019, for federal income tax purposes, the Master Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the US Treasury regulations.

Short Term	Long Term
$555,227	$—

8.	Affiliated Investments

The Master Fund holds an interest in a wholly owned subsidiary, Core Property Corp. which was formed on February 3, 2016 as a Maryland corporation with the intent to invest, through wholly owned special purpose vehicles, in certain direct and indirect equity investments in CRE properties and in CRE debt and securities. On March 31, 2016, the Master Fund invested $100 in Core Property Corp. to fund its initial capitalization.

On November 15, 2018, Core Property Corp., through its wholly owned subsidiary, Core DG Owner LLC, closed on its first investment of 15 triple net lease Dollar General properties (the “Dollar General Portfolio”). This investment was structured by the Master Fund as a mezzanine loan investment to Core Property Corp. of $5,460,299 and an equity investment into Core Property Corp. of $606,800, with the overall investment into Core Property Corp. totaling $6,067,099.

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

As of December 31, 2019, the Master Fund valued its mezzanine loan investment at $2,342,998 and its equity investment at $0, with the overall investment in Core Property Corp. valued at $2,342,998. This investment was fair valued by management in conjunction with the assistance of a third party pricing vendor. The fair valuation of this position included the analysis of the expected selling price less estimated selling costs based on the current status of the sales process. The valuation was approved in conjunction with the valuation policies and procedures of the Master Fund.

As a result of the ongoing liquidation of the assets of the Master Fund, the Dollar General Portfolio was classified as a held-for-sale security by Core Property Corp. at December 31, 2019, and was marked down to the expected selling price less estimated selling costs.

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

9.	Financial Highlights

The following is a schedule of financial highlights:

						For the
	For the		For the	For the		period from May 6, 2016(1)
	Year Ended		Year Ended	Year Ended		through
	December 31, 2019		December 31, 2018	December 31, 2017		December 31, 2016
Per share data(2):
Net asset value, beginning of period	$5.74		$5.99	$7.44		$9.00
Results of operations
Net investment income (loss)(3)	0.12		0.41	0.24		(1.56)
Net realized and unrealized (loss) gain on investments	(0.46)		(0.25)	(1.40)		—
Net (decrease) increase in net assets resulting from operations	(0.34)		0.16	(1.16)		(1.56)

Shareholder distributions(4)
Distributions from net investment income	(0.31)		(0.42)	(0.26)	(6)	—
Return of capital	(0.01)		—	—		—
Net decrease in net assets resulting from total shareholder distributions	(0.32)		(0.42)	(0.26)		—

Capital transactions
Offering costs(3)	—		0.01	(0.03)		—
Net increase (decrease) in net assets resulting from capital transactions	—		0.01	(0.03)		—
Net asset value, end of period	$5.08		$5.74	$5.99		$7.44

Shares outstanding, end of period	5,860,189		5,974,420	4,931,887		222,233

Total return(5)	(10.9)%		2.7%	(15.8)%		(17.3)%	(6)

Ratios/Supplemental Data:
Net assets, end of period	$29,795,241		$34,281,201	$29,521,955		$1,653,952

Ratio of net investment income (loss) to average net assets(7)(8)	2.2%		6.8%	4.0%		(28.4)%

Ratio of total operating expenses to average net assets((7)(8)	5.9%		7.2%	10.8%		28.4%
Ratio of expense reimbursement from Advisor to average net assets(7)(8)	(2.0)%		(7.8)%	(13.7)%		0.0%
Ratio of management fee waived by Advisor to average net assets((7)(8)	(0.9)%		N/A	N/A		N/A
Ratio of net operating expenses to average net assets((7)(8)	3.0%		(0.6)%	(2.9)%		28.4%

Portfolio turnover rate	3.9%	(9)	1.0%	0.0%		Not applicable

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

(1)	Commencement of operations.
(2)	Per share data may be rounded in order to compute the ending net asset value per share.
(3)	The per share data was derived by using the average number of common shares outstanding during the applicable period.
(4)
The per share data was derived by using the average number of common shares outstanding during the applicable distribution period from January 1, 2019 to December 31, 2019; January 1, 2018 to December 31, 2018 and June 1, 2017 to December 31, 2017.

(5)
Total return is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Master Fund at the Master Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. On February 21, 2019, following approval of the Plan by the Board of Trustees, the Board approved the termination of the Distribution Reinvestment Plan. Therefore, for the period ended December 31, 2019, total return assumes the reinvestment of distributions through January 31, 2019. The total return includes the effect of the expense reimbursement from the Advisor which causes an increase in net asset value per share. There were no distributions for the period ended December 31, 2016.

(6)	Not Annualized
(7)	Average daily net assets for the applicable period are used for this calculation.
(8)	Annualized
(9)	Portfolio turnover rate does not include short term investments in the Goldman Sachs Money Market Fund.

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

10.	Commitments and Contingencies

In the normal course of business, the Master Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Master Fund’s maximum exposure under the arrangements cannot be known; however, the Master Fund expects any risk of loss to be remote.

11.	Description of Plan of Dissolution, Liquidation and Termination and Related Items

On February 21, 2019, the Board of Trustees, at the recommendation of the Advisor, approved a Plan that provided for the dissolution, complete liquidation and termination of the Master Fund and the Trusts and the assets therein and the distribution of the net proceeds of such liquidation to the Shareholders, respectively, on a pro rata basis. The Advisor and the Board determined that the Funds have limited prospects for meaningful growth. As a result, the Advisor and the Board believe the liquidation of the Funds is in the best interest of the Shareholders. Following the approval of the Plan, the Feeder Funds were closed to new investors, the offering was suspended, and the Advisor began the process of liquidating the Master Fund’s portfolio. As the Master Fund and the Trusts have adopted the Plan, the Board has determined that the Trusts will cease repurchases. Distributions were declared through March 31, 2019. In addition, in preparation for a liquidation of the Funds, the Board has approved the termination of the Distribution Reinvestment Plan, effective as of the date of approval of the Plan.

The Funds shall have the authority to engage in such transactions, including without limitation, the sale of portfolio securities for cash, as applicable and as may be appropriate for the Funds dissolution, liquidation and termination. The Funds will convert all of their portfolio securities and other assets for cash and cash equivalents and reserve a portion of the proceeds to pay all the outstanding debts, claims and obligations of the Funds, together with the expenses related to carrying out the Plan.

In connection with the liquidation of the Funds, the Amended and Restated Expense Support Agreements entered into by Colony Capital FV with each of the Funds were terminated effective April 2, 2019. Following the termination of the Amended and Restated Expense Support Agreements, the Funds will bear all of their ongoing expenses, which will include liquidation expenses incurred to implement the Plan.

Liquidating Distributions

The Funds will distribute to each Shareholder of record cash liquidating distributions equal to the Shareholder’s proportionate interest in the assets of the Funds that have not been reserved for payment of the Funds debts, claims and obligations and final expenses. Additional liquidating distributions above a de minimis threshold of $100 per Shareholder may be made to the extent that any assets remain after payment of the Fund’s debts, claims and obligations and final expenses. In connection with each distribution, a check in the amount owed to each Shareholder will be mailed to the last address of such Shareholder appearing on the records of the Funds.

12.	Recent Accounting Pronouncement

In August 2018, the FASB issued ASU 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to ASC Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The ASU requires application of the prospective application to any modification to disclosures made because of the change to the requirements for the narrative description of measurement uncertainty. The effects of all other amendments made by the ASU must be applied retrospectively to all periods presented. Management is evaluating the new guidance and at this point does not believe that the new guidance will have a material impact on the Master Fund Financial Statements and will only enhance disclosures in the footnotes of the financial statements.

CC REAL ESTATE INCOME MASTER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

13.	Subsequent Events

Service Providers

On January 31, 2020, the Funds and ALPS entered into that certain Statement of Work (“SOW”). Pursuant to such SOW, ALPS shall be responsible for the preparation and coordination of systems programing, project management, and operational support related to the liquidation of the Funds.

Investment Transactions

In February 2020, Core Property Corp., through its wholly owned subsidiary, Core DG Owner LLC, executed a purchase and sales agreement to sell the Dollar General Portfolio. As a result, in the first quarter of 2020, the Master Fund recorded a change in the valuation for $0.3 million less than the fair value recorded at December 31, 2019.

On February 28, 2020, the maturity date of the term loan was extended to April 17, 2020.

Plan of Dissolution, Liquidation and Termination

On February 24, 2020, the Board of Trustees of the Master Fund and the Trusts approved a First Amendment to the Plan of Dissolution, Liquidation and Termination (the “Plan”) to provide the option for more than one distribution of the net proceeds of such liquidation to the Shareholders, on a pro rata basis.

Other

Other than noted above, the management of the Master Fund has evaluated events and transactions through February 28, 2020, the date of financial statement issuance and has determined that there are no material events that would require adjustments to or disclosure in the Master Fund’s financial statements.

CC REAL ESTATE INCOME MASTER FUND
SUPPLEMENTAL INFORMATION (UNAUDITED)
DECEMBER 31, 2019

Board of Trustees
Information regarding the members of the Board is set forth below. The trustees have been divided into two groups - Interested Trustees and Independent Trustees. The address for each trustee is c/o CC Real Estate Income Master Fund, 590 Madison Avenue, 34th Floor, New York, New York 10022. As set forth in the Master Fund’s declaration of trust and bylaws, a trustee’s term of office shall continue until his or her death, resignation or removal.

Name (Age)	Position Held	Trustee Since	Principal Occupation Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Trusteeships Held By Trustees During Past 5 Years
Interested Trustee
Kevin P. Traenkle (49)	Chairman of the Board, CEO, and President	2017	Chairman, CEO and President of the Master Fund and CC Real Estate Income Fund, CC Real Estate Income Fund-T, CC Real Estate Income Fund-ADV and CC Real Estate Income Fund-C (collectively, the “Feeder Funds”) and Colony Credit Real Estate, Inc., (“Colony Credit”); Executive Vice President and Chief Investment Officer of Colony Capital, Inc.; Executive Vice President and Chief Investment Officer of Colony Capital, Inc. (2009-2017); Executive Director of Colony Capital, Inc. (2015-2017); Principal of Colony Capital, LLC (“CCLLC”) (2005-2017); Vice President of Acquisitions of CCLLC (2002-2005).	5	Chairman of the Master Fund, the Feeder Funds, Core Property Corp. (“Core Property”) and Colony Credit.
Independent Trustees
Daniel J. Altobello(1) (78)	Trustee	2016	CEO and President of Caterair International Corporation (1989-1995); Executive Vice President of Marriott Corporation (1979-1989); President of Marriott Airport Operations Group (1979-1989).	5
Trustee of the Master Fund and the Feeder Funds; Director of NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”); Chairman of Altobello Family LP; Director of Arlington Asset Investment Corp.; Director of DiamondRock Hospitality Co.; Director of Mesa Air Group, Inc.; Trustee of Loyola Foundation, Inc.

Dianne P. Hurley (57)	Lead Independent Trustee	2016	CAO of A&E Real Estate; Startup consultant to asset management firms, including Stonecourt Capital, Imperial Companies and RedBird Capital Partners (2015-2017); Managing Director of SG Partners (2011-2014); COO, Global Distribution of Credit Suisse Asset Management (2009-2011); Chief Administrative Officer, TPG- Axon (2004-2009).	5	Trustee of the Master Fund and the Feeder Funds; Director of Griffin- American Healthcare REIT IV, Inc; Director of NorthStar Realty Europe Corp. (“NorthStar Realty Europe”).

Gregory A. Samay (61)	Trustee	2016	Previously Chief Investment Officer (previously an Investment Officer) of Fairfax County Retirement Systems (2011-2016); Executive Director and Chief Investment Officer of Arlington County Employees’ Retirement System (2005-2010).	5	Trustee of the Master Fund and the Feeder Funds; Director of NorthStar Healthcare

(1)	Effective December 16, 2019, Mr. Daniel J. Altobello resigned from his role as trustee of the Master Fund and the Feeder Funds.

CC REAL ESTATE INCOME MASTER FUND
SUPPLEMENTAL INFORMATION (UNAUDITED)
DECEMBER 31, 2019

Executive Officers

Executive Officers who are not Trustees are as follows:

Name (Age)	Position Held	Officer Since	Principal Occupation Past 5 Years
Executive Officers
Frank V. Saracino (53)	Chief Financial Officer and Treasurer	2015
Managing Director of Colony Capital (and its predecessor) since August 2015 and as the Chief Financial Officer and Treasurer of the Master Fund and the Feeder Funds since each fund’s inception. Director of Core Property since 2017. Chief Accounting Officer of Colony Credit since 2018. Chief Financial Officer and Treasurer of NorthStar Healthcare since August 2015. Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of each of Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., and their respective investment advisers, and served as a Managing Director of Prospect Administration, LLC from July 2012 to December 2014. Managing Director at Macquarie Group, and Head of Finance from August 2008 to June 2012 for its Americas non-traded businesses, which included private equity, asset management, lease financing, private wealth, and investment banking.

William Hughes III (46)	Chief Operating Officer	2018
Managing Director, Investment Management of Colony Capital since 2017. Chief Operating Officer of the Master Fund and the Feeder Funds since November 2018. Director of Core Property since January 2019, Investment Committee of the Advisor since August 2018. Mr. Hughes is responsible for liquid investment strategies. He is the Portfolio Manager of the Colony Capital Focus Fund and the firm’s Commercial Real Estate Securities portfolio. Prior to joining Colony Capital in 2017, Mr. Hughes managed the Focus Fund within Kayne Anderson. Prior to that, Mr. Hughes was a portfolio manager for the Condorcet Opportunity Fund, an event driven hedge fund controlled by Societe Generale.

Kristen Whealon (46)	Chief Compliance Officer	2019
Senior Vice President and Deputy Chief Compliance Officer of Colony Capital (and its predecessor) since December 2011. Currently the Chief Compliance Officer of the Master Fund and the Feeder Funds. Chief Compliance Officer of the Advisor of the Master Fund and Feeder Funds since March 2019. Global Chief Compliance Officer from April 2014 to January 2017 of NorthStar Asset Management Group  and Chief Compliance Officer of NorthStar Securities, LLC from December 2011 to October 2018.

Ronald M. Sanders (56)	Secretary	2019
Executive Vice President and Chief Legal Officer and Secretary of Colony Capital, Inc., for which he is responsible for the management of global legal affairs and generally provides legal and other support to the operations of Colony Capital. Secretary of the Master Fund and the Feeder Funds. Prior to joining the Colony Capital business in 2004, Mr. Sanders was a Partner with the law firm of Clifford Chance US LLP. Mr. Sanders received his Bachelor of Science from the State University of New York at Albany in 1985, and his Juris Doctor from the New York University School of Law in 1988.

CC REAL ESTATE INCOME MASTER FUND
SUPPLEMENTAL INFORMATION (UNAUDITED) (CONTINUED)
DECEMBER 31, 2019

Disagreements with Accountants on Accounting and Financial Disclosure

The Master Fund has not had any changes in or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters for the fiscal year ended December 31, 2019.

Form N-Q Filings

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Master Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Master Fund has delegated its proxy voting responsibility to the Advisor. Shareholders may obtain a copy of the Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund at 877-940-8777 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the Advisor voted proxies with respect to the Master Fund’s portfolio securities during the most recent 12- month period will be available without charge by making a written request to the Master Fund’s Chief Compliance Officer, c/o Colony Capital, Inc., at 590 Madison Avenue, New York, New York 10022, by calling the Master Fund at (212) 547-2600, or on the SEC’s website at http://www.sec.gov.

Additional Information

The Master Fund’s registration statement includes additional information about the trustees of the Master Fund. The registration statement is available, without charge, upon request by calling the Master Fund toll free at 877-940-8777.

CORE PROPERTY CORP. AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2019

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholder
Core Property Corp

Report on the Financial Statements

We have audited the accompanying financial statements of Core Property Corp and Subsidiary (the “Company”), which comprise the consolidated balance sheet as of December 31, 2019, and the related consolidated statements of operations, changes in stockholder’s equity and cash flows for the year then ended and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2019, and the consolidated results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter - Held for Sale Assets

As discussed in Notes 1, 2 and 3 to the financial statements, the Company began the marketing process to sell its Properties, the Company’s primary source of revenue, in the second quarter of 2019, and reclassified the Properties to assets held for sale. Our opinion is not modified with respect to this matter.

/s/ Marcum LLP
New York, NY
February 27, 2020

CORE PROPERTY CORP. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2019
Assets
Assets held for sale	$13,775,000
Cash	215,327
Accounts receivable	47,582
Other assets	4,374
Total assets	$14,042,283

Liabilities and Stockholder’s Equity

Liabilities
Liabilities related to assets held for sale	$11,327,291
Note payable, net	5,449,208
Accrued interest payable	154,496
Due to related party	12,808
Accounts payable and accrued expenses	31,267
Total liabilities	16,975,070

Stockholder’s equity
Common stock, $0.01 par value, 10,000,000 shares authorized and 606,800 shares issued and outstanding	6,068
Additional paid-in capital	600,732
Retained earnings (accumulated deficit)	(3,539,587)
Total stockholder’s equity	(2,932,787)
Total liabilities and stockholder’s equity	$14,042,283

The accompanying notes are an integral part of these consolidated financial statements.

CORE PROPERTY CORP. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019
Revenues
Rental income	$1,200,969
Tenant reimbursement income - real estate taxes	179,008
Other income	6,038

Total revenues		$1,386,015

Expenses
Interest expense	1,072,297
Real estate taxes	179,008
Professional fees	53,178
General and administrative expenses	99,866
Depreciation and amortization	277,949
Impairment loss	3,034,438

Total expenses		4,716,736

Net loss		$(3,330,721)

The accompanying notes are an integral part of these consolidated financial statements.

CORE PROPERTY CORP. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2019

	Common Stock		Additional Paid-in Capital	Retained Earnings (Accumulated Deficit)	Total Stockholder’s Equity
	Shares	Amount
Balance as of December 31, 2018	606,800	$6,068	$600,732	$(208,866)	$397,934
Net income (loss)	—	—	—	(3,330,721)	(3,330,721)
Balance as of December 31, 2019	606,800	$6,068	$600,732	$(3,539,587)	$(2,932,787)

The accompanying notes are an integral part of these consolidated financial statements.

CORE PROPERTY CORP. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2019
Cash flows from operating activities
Net loss	$(3,330,721)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	277,949
Impairment loss	3,034,438
Amortization of debt issuance cost	27,669
Changes in operating assets and liabilities:
Accounts receivable	(16,161)
Other assets	8,243
Due to related party	(60,050)
Accounts payable and accrued expenses	103,210

Net cash provided by operating activities		$44,577

Net change in cash		44,577

Cash - beginning		170,750

Cash - ending		$215,327

Supplemental disclosure of cash flow information
Cash paid during the year for interest		$881,888

The accompanying notes are an integral part of these consolidated financial statements.

CORE PROPERTY CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2019
Note 1 - Business and Organization

Core Property Corp. (“Core”) is a Maryland corporation formed for the purpose of investing through wholly owned special purpose vehicles (“SPV”), in certain direct and indirect equity investments in commercial real estate (“CRE”) properties and CRE debt and securities. Core was originally formed on February 3, 2016 under the name NS Capital Income Master Fund REIT, Inc., before being renamed to Core Property Corp. on September 17, 2018. Core is a wholly owned subsidiary of CC Real Estate Income Master Fund (the “Master Fund). On March 31, 2016, the Master Fund invested $100 to fund its initial capitalization. Core and its wholly-owned subsidiary are collectively referred to as the Company.

The Company is externally managed by CNI RECF Advisors, LLC (the “Advisor”), a Delaware limited liability company, which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). Pursuant to the advisory agreement, the Advisor oversees the management of the Company’s activities, including investment strategies, investment goals, asset allocation, asset management, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Company’s portfolios. The Advisor also provides certain other administrative and clerical services, including marketing, investor relations and certain accounting services and maintenance of certain books and records on behalf of the Company, as well as furnishes the Company with office facilities and equipment.

On November 15, 2018, Core, through its SPV, Core DG Owner, LLC, a Delaware limited liability company, purchased a portfolio of fifteen Dollar General stores (the “Properties”) located primarily in the Midwest and Southeast of the United States for a purchase price of $16.8 million, excluding closing costs. The Company funded the acquisition with approximately $6.1 million of equity contributed from the Master Fund in the form of cash and unsecured debt, and also obtained an $11.8 million mortgage note payable with a fixed interest rate of 5.048% for the first 10 years and a stated maturity date of December 6, 2030.

On February 21, 2019, the Board of the Trustees of the Master Fund, approved a Plan of Dissolution, Liquidation and Termination (the “Plan”) at the recommendation of the Advisor that provided for the dissolution, complete liquidation and termination of the Master Funds’ assets and the distribution of the net proceeds of such liquidation to the Shareholders, respectively, on a pro rata basis.

Note 2 - Summary of Significant Accounting Policies

Basis of Accounting

The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Principles of Consolidation

The consolidated financial statements include the accounts of Core Property Corp. and its wholly-owned subsidiary, Core DG Owner, LLC. All significant inter-company transactions have been eliminated in consolidation.

Assets Held for Sale

Upon the acquisition in 2018, the Company accounted for the Properties as an asset acquisition and in accordance with the provisions of ASU 2017-01, Business Combinations, based upon the relative fair value of the individual assets acquired and liabilities assumed (consisting of land, building and improvements, site improvements, lease costs, leases in-place and tenant relationship). Asset acquisitions do not give rise to goodwill and the related transaction costs of approximately $360,000 was capitalized and included with the allocated purchase price.

The Company recorded acquired identified intangibles, which included intangible assets such as in-place leases, and other intangibles, based on estimated fair value. The aggregate value of lease intangible assets acquired was measured based on the difference between (i) the Properties valued with existing in-place leases adjusted to market rental rates and (ii) the Properties valued as if vacant, based upon management’s estimates. Management’s estimates of value were made using methods similar to those used by independent appraisers. Factors considered by management in their analysis included an estimate of carrying costs during the expected lease-up periods considering current market conditions, and costs to execute similar leases. In estimating carrying costs, management included real estate taxes, insurance and other operating expenses and estimates of lost rentals at market

CORE PROPERTY CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

rates during the expected lease-up periods. Management also estimated costs to execute similar leases including leasing commissions, legal and other related expenses. The value allocated to the identified intangibles were amortized over the remaining lease term. The value of in-place leases and other intangibles were amortized to expense over the initial term of the respective leases. Should a tenant terminate its lease, the unamortized portion of the lease intangibles will be charged to expense.

Ordinary repairs and maintenance were expensed as incurred; major replacements and betterments, which improve or extend the life of the asset, were capitalized and depreciated over their estimated useful lives. Fully depreciated assets were removed from the accounts. Depreciation was provided on a straight-line basis over the estimated useful lives of the assets as follows:

Category	Term
Buildings and improvements	41 - 45 years
Site improvements	10 - 14 years

As a result of the Master Fund’s Plan to liquidate, the Company began the marketing process to sell the Dollar General portfolio in the second quarter of 2019, and reclassified the rental real estate and intangible assets to assets held for sale. The assets held for sale are reported at the lower of their carrying amount or their estimated fair value less cost to sell. Once the assets were held for sale, depreciation and amortization expenses are no longer recorded. In February 2020, the Company executed a purchase and sale agreement at a purchase price of $14.3 million. As a result, the Company recorded an impairment charge of $3.0 million for the year ended December 31, 2019 to reflect the Dollar General portfolio to its estimated fair value less cost to sell.

Fair Value Measurements

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements, established hierarchy which groups assets or liabilities into three levels, based on the markets in which the assets or liabilities are traded, if any, and the observability of the assumptions used to determine fair value. These levels are as follows:

Level 1 – Fair value is based on unadjusted quoted prices for identical assets or liabilities traded in active markets as of the reporting date.

Level 2 – Pricing inputs other than quoted prices included within Level 1, which are either directly or indirectly observable as of the reporting date. Fair values are obtained from third party pricing services for comparable assets, and quoted prices for identical assets. Inputs that are derived principally from or corroborated by observable market data, by correlation, or other means are classified as Level 2 inputs, as outlined in the provisions of ASC Topic 820. Such fair value estimates are not necessarily indicative of the amounts that would be realized upon disposition.

Level 3 – Pricing inputs that are observable for the asset or liability including situations where there is little, if any, market activity for the asset or liability. The inputs into the determination of fair value require significant management judgment or estimation. Fair values are derived using other valuation methodologies, including pricing models, discounted cash flow models and similar techniques.

The Company holds its only investment, the Dollar General portfolio, as assets held for sale, and classifies it as Level 3 of the fair value hierarchy after recording an impairment charge to reduce the carrying value to its estimated fair value. The fair valuation of this portfolio included the analysis of the expected selling price less estimated selling costs based on the current status of the sales process.

Disclosure about fair values is based on pertinent information available to management as of December 31, 2019. Although management is not aware of any factors that would significantly affect the fair value amounts, current estimates of fair value presented herein are not necessarily indicative of the amounts the Company could realize on disposition of the financial instruments.

CORE PROPERTY CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

Concentration of Credit Risk

The Company maintains cash at financial institutions that may from time to time exceed federally insured amounts. The Company periodically assesses the financial conditions of the institutions and believes that the risk of any loss is minimal.

Accounts Receivable

Accounts receivable are reflected net of allowance for doubtful accounts. The Company evaluates its accounts receivable on an individual tenant basis and establishes an allowance for doubtful accounts based on its evaluation of outstanding overdue accounts. As of December 31, 2019, there was no allowance for doubtful accounts.

Debt Issuance Costs

Debt issuance costs represent costs incurred in connection with obtaining debt and are recorded as a direct deduction of the related obligation on the accompanying consolidated balance sheet.  These costs are amortized over the term of the related debt obligation and are included in interest expense on the accompanying consolidated statement of operations.

Revenue Recognition

The Company recognizes base rent on a straight-line basis over the terms of the respective leases.

Tenant Reimbursements

In net lease arrangements, the tenant is generally responsible for operating expenses related to the properties, including real estate taxes, property insurance, maintenance, repairs and improvements. Costs reimbursable from the tenant are recognized as revenue in the period the recoverable costs are incurred.

Use of Estimates

The preparation of the consolidated financial statements in conformity with the accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company files its federal income tax return as a regular corporation for U.S. federal income tax purposes. The Company has a projected taxable loss for the year ended December 31, 2019. The components of the deferred tax asset consist of the following:

December 31, 2019
Deferred Tax Asset	$774,791
Net Loss Carryforwards	133,746
Total Deferred Tax Asset	908,537
Less: Valuation Allowance	(908,537)
Net Deferred Taxes	$—

A reconciliation of the federal tax rate to the Company’s effective income tax rate is as follows:

CORE PROPERTY CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

December 31, 2019
Tax at federal statutory rate	21.00%
State and local rate	5.92%
Total	26.92%
Permanent adjustments	(26.92)%
Effective tax rate	—%

Core evaluates the uncertainties of tax positions taken or expected to be taken based on the probability of whether it is more likely than not that the positions will be sustained upon audit based on technical merits for open tax years. Management believes it has no uncertain tax positions to be accrued or disclosed. Core incurred a loss in 2019 and no income taxes were accrued or paid for during the year. No provision for deferred tax asset has been made on the books of Core for the year ended December 31, 2019.

No provision for income taxes is necessary in the books of the subsidiary because the subsidiary is a single member limited liability company and is a disregarded entity for federal and state income tax purposes.

Recent Accounting Pronouncements

Revenue Recognition - In May 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (“New Revenue Recognition Standard”), requiring a company to recognize as revenue the amount of consideration it expects to be entitled to in connection with the transfer of promised goods or services to customers. The Company has adopted the New Revenue Recognition Standard on its required effective date of January 1, 2019 using the modified retrospective approach, and has applied the guidance to contracts not yet completed as of the date of adoption. The New Revenue Recognition Standard specifically excludes revenue streams for which specific guidance is stipulated in other sections of the codification.

The Company is the lessor for net leases classified as operating leases in which rental income and tenant reimbursements are recorded. The revenue from these leases are scoped out of the New Revenue Recognition Standard guidance. All leases are accounted for under ASC 840 until the adoption of the new leasing guidance within ASC 842. There were no significant changes as a result of the New Revenue Recognition Standard.

Note 3 - Assets Held For Sale

The Company began the marketing process to sell the Dollar General portfolio in the second quarter of 2019 and reclassified the rental real estate assets and lease intangible assets to assets held for sale and ceased all depreciation and amortization as of June 30, 2019. During the year ended December 31, 2019, the Company recorded an impairment charge of $3.0 million to reduce the carrying value of the assets to the agreed upon purchase price, less costs to sell.

The following table presents the assets held for sale, net as of December 31, 2019:

Rental real estate	$15,232,800
Lease intangibles	1,924,074
Accumulated depreciation and amortization	(347,436)
Carrying value, net	16,809,438
Impairment of assets held for sale	(3,034,438)
Assets held for sale	$13,775,000

For the period from January 1, 2019 to June 30, 2019, depreciation and amortization expense amounted to $195,676 and $82,273, respectively.

Note 4 - Liabilities Related to Assets Held For Sale

The existing mortgage, which is collateralized by the Properties, is expected to be assumed by the buyer, and as a result, the Company reclassified the mortgage payable balance and related debt issuance cost to liabilities held for sale and ceased amortizing the debt issuance cost. The mortgage is due to mature on December 6, 2030 (“Stated Maturity Date”) with an anticipated repayment

CORE PROPERTY CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2019

date occurring in December 2028 and requires interest only payments through the amortization commencement date of January 6, 2024. The mortgage bears interest at a fixed rate of 5.048% through the anticipated repayment date of December 2028. The Company continued to accrue and paid interest according to the terms of the mortgage. The interest expense incurred for the year ended December 31, 2019 was $627,579 and is reported on the consolidated statement of operations inclusive of the amortization of debt issuance costs for the period from January 1, 2019 to June 30, 2019 of $25,842.

The following table presents the liabilities held for sale, net as of December 31, 2019:

Principal balance	$11,757,000
Less: unamortized debt issuance costs	(429,709)

Liabilities held for sale	$11,327,291

Note 5 - Tenant Leases

The Properties owned at December 31, 2019 are leased under non-cancelable operating leases with current expirations ranging from September 2028 to November 2030, with certain tenant renewal rights. These net lease arrangements require the tenant to pay rent and substantially all the expenses of the leased property including maintenance, taxes, utilities and insurance.

The future minimum base rents due to the Company from these leases as of December 31, 2019 are as follows:

2020	$1,200,969
2021	1,200,969
2022	1,200,969
2023	1,200,969
2024	1,200,969
Thereafter	6,710,344
$12,715,189

Note 6 - Related Party Transactions

Note payable

The Company continues to accrue and pay interest on the unsecured loan received from the Master Fund at the time of the Dollar General acquisition. The loan bears interest at a fixed rate of 8.0% with a maturity date of November 19, 2028. The interest expense incurred for the year ended December 31, 2019 was $444,718 and is reported on the consolidated statement of operations inclusive of the amortization of debt issuance costs of $1,827. The note payable consists of the following at December 31, 2019:

Principal balance	$5,460,299
Less: unamortized debt issuance costs	(11,091)
Note payable, net of unamortized debt issuance costs	$5,449,208

Reimbursement of Operating Expenses

The Advisor is to be reimbursed by the Company, as applicable, for actual costs incurred in connection with providing administrative services to the Company. Allocation of the cost of such services to the Company is primarily based on time allocations. For the year ended December 31, 2019, administrative services expenses and professional fees incurred amounted to $102,811, of which $12,808 remained outstanding as of December 31, 2019.

Note 7 - Subsequent Events

The Company evaluated all events and transactions that occurred after December 31, 2019 through February 27, 2020, the date that these consolidated financial statements were available for issue.  During this period, the Company did not have any material subsequent events, other than the purchase and sale agreement executed for the Dollar General portfolio noted in Note 2.

CORPORATE DIRECTORY

BOARD OF TRUSTEES

INTERESTED TRUSTEES
Kevin P. Traenkle
Chairman of the Board,
Chief Executive Officer & President
Interested Trustee
Executive Vice President and
Chief Investment Officer of
Colony Capital, Inc.

INDEPENDENT TRUSTEES
Dianne P. Hurley
Lead Independent Trustee

Gregory A. Samay
Independent Trustee

EXECUTIVE OFFICERS

Kevin P. Traenkle
Chairman of the Board,
Chief Executive Officer & President

Frank V. Saracino
Chief Financial Officer & Treasurer

William Hughes, III
Chief Operating Officer

Kristen Whealon
Chief Compliance Officer

Ronald M. Sanders
Secretary

CORPORATE HEADQUARTERS

590 Madison Avenue, 34th Floor
New York, NY 10022
212.547.2600
CCREIFUND.com

TRANSFER AGENT
DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Grant Thornton LLP
757 Third Avenue, 9th Floor
New York, NY 10017-2013

LEGAL COUNSEL
Clifford Chance US LLP
31 W. 52nd Street
New York, NY 10019

CUSTODIAN
MUFG Union Bank, N.A.
350 California Street, Suite 2018
San Francisco, CA 94104

EXECUTIVE WHOLESALE MARKETING AGENT
S2K Financial, LLC
777 Third Avenue, 28th Floor
New York, NY 10017

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, #1100
Denver, CO 80203

Item 2. Code of Ethics.

The RE Income Fund-C, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

During the period covered by this report, there have been no amendments to, nor any waivers granted from, any provision of this code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1)
The RE Income Fund-C’s Board of Trustees has determined that the RE Income Fund-C has at least one “audit committee financial expert” serving on its audit committee, as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)	The RE Income Fund-C’s Board of Trustees has determined that Dianne P. Hurley, is an “audit committee financial expert” and “independent,” as such term is defined for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. On November 8, 2019, PwC declined to stand for re-election as the independent registered public accounting firm for the RE Income Fund-C. On December 20, 2019, the RE Income Fund-C engaged Grant Thornton to serve as its new independent registered public accounting firm. The aggregate fees billed to the RE Income Fund-C for the fiscal year ended December 31, 2019 and for the period from January 30, 2018 (commencement of operations) through December 31, 2018 for professional services rendered by the RE Income Fund-C’s principal accountants for the audit of its financial statements and services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were approximately $2,000 and $9,000, respectively.

(b) Audit-Related Fees. The aggregate fees billed to the Fund-C for the period from January 30, 2018 (commencement of operations) through December 31, 2018 for audit related services by PwC that were reasonably related to the performance of the audit of the Fund-C’s financial statements and not reported in Item 4(a) above were approximately $3,250. Audit-related fees were incurred for the review of the Fund-C’s semi-annual report for the reporting period ended June 30, 2018. There were no audit-related fees incurred for the fiscal year ended December 31, 2019.

(c) Tax Fees. The aggregate fees billed to the RE Income Fund-C for the fiscal year ended December 31, 2019 for tax services rendered by PwC were approximately $1,600. There were no fees billed to the Fund-C for the period from January 30, 2018 (commencement of operations) through December 31, 2018 for tax services.

(d) All Other Fees. Not applicable.

(e) Audit Committee Pre-Approval Policies and Procedures

(1)
The Audit Committee has adopted, and the Board has approved, an Audit Committee Pre-Approval Policy (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the RE Income Fund-C when retaining an auditor to perform audit, audit related, tax and other services for the RE Income Fund-C. The Policy provides that the Audit Committee (or the Chairman pursuant to delegated authority) must pre-approve all auditing services and permitted non-audit services and that all such requests to provide services must be submitted to the Audit Committee or the Chairman, as the case may be, by both the independent auditor and the Chief Financial Officer.

(2)	In 2019, the Audit Committee pre-approved all audit services provided to the Fund-C by Grant Thornton.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable. The RE Income Fund-C is not a listed issuer as defined in Rule 10A-3 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Item 6. Investments.

(a)	The Master Fund’s audited schedule of investments as of December 31, 2018 is included as part of the Annual Report included in Item 1 of Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The RE Income Fund-C has delegated the responsibility for voting proxies relating to its voting securities to CNI RECF Advisors, LLC (the “Advisor”). The Advisor’s proxy voting policies and procedures are attached hereto as Exhibit (c), Item 13.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information regarding the portfolio managers primarily responsible for the day-to-day management of the Master Fund’s portfolio as of the date hereof is set forth below.

The Advisor’s investment committee is responsible for approving any potential investments. The committee consists of Messrs. Hedstrom, Traenkle, Schwarz and Hughes. Messrs. Traenkle or Hughes may approve investments up to $5 million. All other investments require the approval of a majority of the investment committee, including Mr. Traenkle, with investments in excess of $25 million requiring the further approval of Mr. Hedstrom. Below is biographical information pertaining to members of the Advisor’s investment committee:

Mark M. Hedstrom. Mr. Hedstrom is the Executive Vice President, Chief Financial Officer and Chief Operating Officer of Colony Capital, Inc. Prior to the combination of Colony Capital, LLC and Colony Financial, Inc. into a predecessor of Colony Capital, Inc. in 2015, Mr. Hedstrom was the global Chief Financial Officer for Colony Capital, LLC. In that role he was responsible for management of the financial and operating aspects of its funds management business which included oversight of Colony Capital, LLC’s financial, human resources, information technology, risk management and investor reporting functions. Prior to joining the Colony Capital business in 1993, Mr. Hedstrom held senior positions with Koll International and Castle Pines Land Company. Mr. Hedstrom also spent five years with Ernst & Young, where he was a Senior Manager. Mr. Hedstrom is a Certified Public Accountant (license inactive) and received a Bachelor of Science in Accounting from the University of Colorado.

Kevin P. Traenkle. Mr. Traenkle has been Chairman and an Interested Trustee of the Board of Trustees, Chief Executive Officer and President of the Master Fund and the Feeder Funds since December 15, 2017, and a member of the Advisor’s investment committee since January 2017. Mr. Traenkle is the Executive Vice President and Chief Investment Officer of Colony Capital, Inc. Additionally, Mr. Traenkle heads real estate credit strategies for Colony Capital, Inc., and is the Chief Executive Officer, President, and a member of the Board of Directors of Colony Credit Real Estate, Inc. (NYSE: CLNC). Mr. Traenkle is involved in many facets of Colony Capital, including business strategy, product development, global client relations, oversight of individual investment and divestment decisions, as well as portfolio construction and risk management. Prior to rejoining the Colony Capital business in 2002, Mr. Traenkle worked for a private equity investment firm where, among other responsibilities, he focused on the firm's real estate-related investment and management activities. Prior to originally joining Colony Capital in 1993, Mr. Traenkle worked in the municipal finance department for the investment bank First Albany Corporation in Albany, New York. Mr. Traenkle received a Bachelor of Science in Mechanical Engineering in 1992 from Rensselaer Polytechnic Institute in Troy, New York.

David Schwarz. Mr. Schwarz is a Managing Director at Colony Capital, having previously held the position of Managing Director at Colony Capital’s predecessor, Colony. In his role at Colony Capital, Mr. Schwarz is head of the hospitality vertical and oversees the expansive hospitality platform. In addition, Mr. Schwarz has other responsibilities across the firm including corporate strategy and new business origination. Mr. Schwarz serves on certain investment committees of Colony Capital. At Colony, Mr. Schwarz had similar roles and was also primarily responsible for the deployment of capital for Colony’s distressed credit fund series. Prior to joining Colony in 2010, Mr. Schwarz was a Principal at Warburg Pincus LLC, where he originated, structured and managed real estate investments throughout the United States. Prior to joining Warburg Pincus, Mr. Schwarz worked at the Carlyle Group, where he focused primarily on U.S. real estate acquisitions. Mr. Schwarz began his career in the Real Estate Investment Banking Division at Merrill Lynch & Co. Mr. Schwarz received a Bachelor of Science in Economics from the Wharton School at the University of Pennsylvania.

William Hughes III. William Hughes III has served as the Chief Operating Officer of the Master Fund and the Feeder Funds since November 2018, on the Investment Committee of the Advisor since August 2018 and as a Director and Chief Operating Officer of the REIT Subsidiary since November of 2018. Mr. Hughes is Managing Director, Investment Management at Colony Capital, Inc. Mr. Hughes is responsible for liquid investment strategies. He is the Portfolio Manager of the Colony Capital Focus Fund and the firm’s Commercial Real Estate Securities portfolio. Prior to joining Colony Capital in 2017, Mr. Hughes managed the Focus Fund within Kayne Anderson. Prior to that, Mr. Hughes was a portfolio manager for the Condorcet Opportunity Fund, an event driven hedge fund controlled by Societe Generale. Mr. Hughes has been engaged in value and event driven investing as an analyst and portfolio manager since 1998, and he previously managed similar strategies at Allen & Company and Pequot Capital Management. He began his career as an investment banking analyst at Goldman, Sachs & Co. in the financial institutions group. Mr. Hughes is an honors graduate of the University of Chicago with a concentration in economics. He is a Chartered Financial Analyst (CFA) and a member of the New York Society of Security Analysts.

(a)(2) The Portfolio Managers primarily responsible for the day-to-day management of the Master Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies estimates as of December 31, 2019 for (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
		(in thousands)		(in thousands)
Mark M. Hedstrom
Registered Investment Companies	5	$30,225	1	$30,103
Pooled Investment Vehicles Other than Registered Investment Companies	44	$12,399,190	44	$12,399,190
Other Accounts	1	$5,299,100	1	$5,299,100
Kevin P. Traenkle
Registered Investment Companies	5	$30,225	1	$30,103
Pooled Investment Vehicles Other than Registered Investment Companies	44	$12,399,190	44	$12,399,190
Other Accounts	1	$5,299,100	1	$5,299,100
David Schwarz
Registered Investment Companies	5	$30,225	1	$30,103
Pooled Investment Vehicles Other than Registered Investment Companies	0	$—	0	$—
Other Accounts	0	$—	0	$—
William Hughes III
Registered Investment Companies	5	$30,225	1	$30,103
Pooled Investment Vehicles Other than Registered Investment Companies	1	$25,724	1	$25,724
Other Accounts	0	$—	0	$—

Potential Conflicts of Interest

The Advisor and certain of its affiliates may experience conflicts of interest in connection with the management of the Master Fund and the Feeder Funds, including, but not limited to, the following:

•
The officers and other personnel of the Advisor, allocate their time between advising the Master Fund, the Feeder Funds and managing other investment activities and business activities in which they may be involved, including managing and operating Colony Credit, NorthStar Healthcare and other funds or vehicles managed by Colony Capital or its affiliates, (the “Managed Companies”);

•
The Master Fund may compete with the Managed Companies, particularly Colony Credit, for investments, subjecting the Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Master Fund’s behalf;

•
Regardless of the quality of the assets acquired by the Master Fund, the services provided to the Master Fund or whether the Master Fund makes distributions to its shareholders, the Advisor will receive a management fee in connection with the management of the Master Fund’s portfolio and may receive an incentive fee to the extent the Master Fund’s “pre-incentive fee net investment income” exceeds the hurdle rate;

•
The personnel of Colony Capital allocate their time between assisting the Advisor in identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved, including in connection with the Managed Companies;

•
The Master Fund may compete with other Managed Companies for investment opportunities, subjecting Colony Capital and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and recommending investments to the Advisor;

•
From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Master Fund and other clients for which Colony Capital provides investment management services or carries on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Master Fund and such other clients;

•
Colony Capital and its affiliates may give advice and recommend securities to other clients, in accordance with the investment objectives and strategies of such other clients, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Master Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Master Fund on a fair and equitable basis relative to their other clients, even though their investment objectives may overlap with those of the Master Fund.

•
Colony Capital and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with the Master Fund and/or may involve substantial time and resources of Colony Capital and its affiliates. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of Colony Capital and its affiliates’ officers and personnel will not be devoted exclusively to the business of the Master Fund but will be allocated between the business of the Master Fund and the management of the monies of other advisees of affiliates of Colony Capital. Affiliates of Colony Capital may engage in investment advisory business with accounts that compete with the Master Fund and have no obligation to make their investment opportunities available to the Master Fund;

•
To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of the Advisor and its affiliates, the Advisor may determine it appropriate for the Master Fund and one or more Managed Companies to co-invest in an investment opportunity. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Master Fund and the other participating accounts. To mitigate these conflicts, Colony Capital will seek to execute such transactions for all of the participating investment accounts, including the Master Fund, on a fair and equitable basis and in accordance with its allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Master Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•
The 1940 Act prohibits certain “joint” transactions with certain of the Master Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Master Fund, or the Advisor, the Master Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Master Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Master Fund may be limited.

(a)(3) Colony Capital’s compensation and incentive structure covers investment personnel who render services to the RE Income Fund-C on behalf of the Advisor and is designed to align the interests of the investment personnel serving the RE Income Fund-C with those of RE Income Fund-C shareholders.

Each of Colony Capital’s senior executives, including each of the investment personnel who render services to the RE Income Fund-C on behalf of the Advisor receives a base salary and is eligible for a discretionary cash bonus and incentive compensation in the form of long term incentive equity grants in Colony Capital. Cash bonuses are determined, in part, by applying objective corporate financial metrics that encompass meaningful components of Colony Capital’s business and, in part, based on a subjective evaluation of pre-established personal performance targets applicable to the responsibilities of the individual executive as set by Colony Capital’s Compensation Committee or senior executives of Colony Capital. The Portfolio Managers may receive compensation in the form of carried interest or long term incentive equity grants with respect to rendering services to other Accounts listed in the table in (a)(2) of this Item.

(a)(4) Securities Ownership of Portfolio Managers

The following table shows the dollar range of equity securities in the RE Income Fund-C beneficially owned by each member of the Advisor’s investment committee as of December 31, 2019.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund(1)

Mark M. Hedstrom	None

Kevin P. Traenkle	None

David Schwarz	None

William Hughes III	None

(1)	Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the RE Income Fund-C’s shareholders may recommend nominees to the Master Fund’s board of trustees during the period covered by this annual report on Form N-CSR.

Item 11. Controls and Procedures.

(a)
The RE Income Fund-C’s principal executive officer and principal financial officer have evaluated the RE Income Fund-C’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this annual report on Form N-CSR and have concluded that the RE Income Fund-C’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the RE Income Fund-C in this annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)
There was no change in the RE Income Fund-C’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the RE Income Fund-C’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activity for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Not applicable

(a)(2)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)(i)	Change in the Fund’s independent registered public accounting firm is attached hereto.

(a)(4)(ii)	Letter dated February 28, 2020 from PricewaterhouseCoopers LLP to Securities and Exchange Commission.

(b)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

(c)	The Proxy Voting Policies and Procedures of the Advisor are attached hereto in response to Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CC Real Estate Income Fund-C

By:	/s/ Kevin P. Traenkle
Kevin P. Traenkle
Chief Executive Officer and President
Date:	February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin P. Traenkle
Kevin P. Traenkle
Chief Executive Officer and President
(Principal Executive Officer)
Date:	February 28, 2020

By:	/s/ Frank V. Saracino
Frank V. Saracino
Chief Financial Officer and Treasurer
(Principal Financial Officer)
Date:	February 28, 2020